UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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[X] Definitive Proxy Statement

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[   ] Soliciting Material Pursuant to Section 240.14a-12

IGI Laboratories, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IGI LABORATORIES, INC.

105 Lincoln Avenue

Buena, New Jersey 08310

April 17, 2014

To Our Stockholders:

You are cordially invited to attend the 2014 annual meeting of stockholders of IGI Laboratories, Inc. (the “Company”) to be held at 10:00 a.m. local time on May 29, 2014 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 666 Third Avenue, New York, NY 10017.

Details regarding the meeting, the business to be conducted at the meeting, and information about the Company that you should consider when you vote your shares are described in this proxy statement.

At the annual meeting, five persons will be elected to our Board of Directors. In addition, we will ask stockholders to approve a proposed amendment to the 2009 Equity Incentive Plan, as amended, and to ratify the selection of EisnerAmper LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2014. The Board of Directors recommends the approval of each of the proposals. Such other business will be transacted as may properly come before the annual meeting.

Under Securities and Exchange Commission rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to the majority of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On April 17, 2014, we started mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2014 Annual Meeting of Stockholders and our 2013 annual report to stockholders. The Notice also provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail.

We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the Internet as well as by telephone or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of IGI Laboratories, Inc. We look forward to seeing you at the annual meeting.

Sincerely,

Jason Grenfell-Gardner

Chief Executive Officer

IGI LABORATORIES, INC.

105 Lincoln Avenue

Buena, New Jersey 08310

NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS

TIME: 10:00 a.m. local time

DATE: May 29, 2014

PLACE: Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 666 Third Avenue, NY, NY 10017

PURPOSES:

1.

To elect five directors to serve a one-year term until the 2015 Annual Meeting of Stockholders and until their respective successors have been elected and qualified;

2.

To approve an amendment to the Company’s 2009 Equity Incentive Plan, as amended, to increase the number of shares of common stock reserved thereunder for issuance from 4,000,000 to a total of 5,000,000 shares;

3.

To ratify the selection of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2014; and

4.

To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

WHO MAY VOTE:

You may vote if you were the record owner of IGI Laboratories, Inc. common stock at the close of business on April 7, 2014. A list of stockholders of record will be available at the annual meeting and, during the 10 days prior to the annual meeting, at our principal executive offices located at 105 Lincoln Avenue, Buena, New Jersey 08310.

All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote by following the instructions in the Notice of Internet Availability of Proxy Materials that you previously received and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.

WE URGE YOU TO VOTE YOUR SHARES PROMPTLY. TO VOTE YOUR SHARES, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD PROMPTLY. PLEASE REFER TO THE ENCLOSED PROXY CARD FOR SPECIFIC VOTING INSTRUCTIONS.

By the order of the Board of Directors

Jenniffer Collins, Corporate Secretary

Buena, New Jersey

TABLE OF CONTENTS

Page
PROPOSAL NO. 1 – ELECTION OF DIRECTORS	8
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	11
STRUCTURE AND PRACTICES OF THE BOARD OF DIRECTORS	11
EXECUTIVE COMPENSATION	16
REPORT OF THE AUDIT COMMITTEE	22
PROPOSAL NO. 2 – APPROVAL OF THE AMENDMENT OF OUR 2009 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT MAY BE ISSUED THEREUNDER BY 1,000,000 SHARES	23
PROPOSAL NO. 3 – RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	29
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	30
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	31
STOCKHOLDER PROPOSALS FOR 2015 ANNUAL MEETING	32
AVAILABILITY OF ANNUAL REPORT ON FORM 10-K	32
OTHER MATTERS	32

i

IGI LABORATORIES, INC.

105 Lincoln Avenue

Buena, New Jersey 08310

PROXY STATEMENT FOR THE

IGI LABORATORIES, INC.

2014 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 29, 2014

This proxy statement, along with the accompanying notice of 2014 annual meeting of stockholders, contains information about the 2014 annual meeting of stockholders of IGI Laboratories, Inc., including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 10:00 a.m., local time, on May 29, 2014, at Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 666 Third Avenue, New York, NY 10017.

In this proxy statement, we refer to IGI Laboratories, Inc. as “IGI, “the Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the annual meeting.

On or about April 17, 2014, we began sending the Important Notice Regarding the Availability of Proxy Materials to all stockholders entitled to vote at the annual meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF

PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON MAY 29, 2014

This proxy statement and our 2013 annual report to stockholders are available for viewing, printing and downloading at www.proxyvote.com. To view these materials, please have your 12-digit control number(s) available that appears on your Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2013 on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “SEC Filings” section of the “Investor Relations” section of our website at www.igilabs.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: IGI Laboratories, Inc., 105 Lincoln Avenue, Buena, New Jersey 08310. Exhibits will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

The Board of Directors (the “Board”) of IGI is soliciting your proxy to vote at the 2014 annual meeting of stockholders to be held at Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 666 Third Avenue, New York, NY 10017 on May 29, 2014, at 10:00 a.m., local time, and any adjournments of the meeting, which we refer to as the annual meeting. The proxy statement, along with the accompanying Notice of Annual Meeting of Stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting.

We have made available to you on the Internet or have sent you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended 2013 because you owned shares of IGI Laboratories, Inc. common stock on the record date. The Company intends to commence distribution of the Important Notice Regarding the Availability of Proxy Materials, which we refer to throughout this proxy statement as the Notice, and, if applicable, the proxy materials, to stockholders on or about April 17, 2014.

Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?

As permitted by the rules of the U.S. Securities and Exchange Commission, or the SEC, we may furnish our proxy materials to our stockholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the annual meeting and help to conserve natural resources. If you received a Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Notice. Instead, the Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the Internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.

Who Can Vote?

Only stockholders who owned our common stock as of the close of business on April 7, 2014 are entitled to vote at the annual meeting. On this record date, there were 47,019,121 shares of our common stock outstanding and entitled to vote on the proposals set forth in this proxy statement.

You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of our common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for or withheld for each nominee for director and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our stock transfer agent, American Stock Transfer and Trust Company, or you have stock certificates registered in your name, you may vote:

•

By Internet or by telephone. Follow the instructions included in the Notice or, if you received printed materials, in the proxy card to vote by Internet or telephone.

•

By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as noted below.

•

In person at the meeting. If you attend the meeting, you may deliver a completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day, seven days a week, and will close at 11:59 p.m. Eastern Time on May 28, 2014.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the annual meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the annual meeting in order to vote.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The Board of Directors recommends that you vote as follows:

•

“FOR” the election of the nominees for director;

•

“FOR” the amendment to the 2009 Equity Incentive Plan, as amended, or the 2009 Plan; and

•

“FOR” the ratification of the selection of EisnerAmper LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2014.

If any other matter is presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the annual meeting. You may change or revoke your proxy in any one of the following ways:

•

if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

•

by re-voting by Internet or by telephone as instructed above;

•

by notifying IGI’s Corporate Secretary in writing before the annual meeting that you have revoked your proxy; or

•

by attending the annual meeting in person and voting in person. Attending the annual meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the annual meeting that it be revoked.

Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

What if I Receive More Than One Notice or Proxy Card?

You may receive more than one Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 3 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

Your bank, broker or other nominee does not have the ability to vote your uninstructed shares in the election of directors. Therefore, if you hold your shares in street name, it is critical that you cast your vote if you want your vote to be counted for the election of directors (Proposal 1 of this proxy statement). In the past, if you held your shares in street name and you did not indicate how you wanted your shares to be voted in the election of directors, your bank, broker or other nominee was allowed to vote your shares on your behalf in the election of directors as it deemed appropriate. In addition, your bank, broker or other nominee is prohibited from voting your uninstructed shares on any matters related to the equity plan. Thus, if you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote in the election of directors or on matters related to the equity plan, no votes will be cast on these proposals on your behalf.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors

The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Approve Amendment to Increase the Shares Available under the 2009 Plan

The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to approve the amendment to the 2009 Plan. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 3: Ratify Selection of Independent Registered Public Accounting Firm

The affirmative vote of a majority of the shares of common stock cast for this proposal is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of EisnerAmper LLP as our independent registered public accounting firm for 2014, our Audit Committee of our Board of Directors will reconsider its selection.

Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the annual meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of our common stock entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. Votes of stockholders of record who are present at the annual meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Householding of Annual Disclosure Documents

SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single Notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our Notices, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If your household received a single Notice or, if applicable, a single set of proxy materials this year, but you would prefer to receive your own copy, please contact Broadridge Financial Solutions, Inc., by calling their toll free number, 1-888-237-1900.

If you do not wish to participate in “householding” and would like to receive your own Notice or, if applicable, set of our proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another IGI stockholder and together both of you would like to receive only a single Notice or, if applicable, set of proxy materials, follow these instructions:

•

If your IGI shares are registered in your own name, please contact Broadridge Financial Solutions, Inc., and inform them of your request by calling them at 1-888-237-1900 or writing them at 51 Mercedes Way, Edgewood, New York 11717.

•

If a broker or other nominee holds your IGI shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.

You can choose this option and save the Company the cost of producing and mailing these documents by:

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following the instructions provided on your Notice or proxy card;

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following the instructions provided when you submit a proxy to vote over the Internet; or

•

going to www.proxyvote.com and following the instructions provided.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

At the Annual Meeting, holders of our common stock will vote to elect five members to our Board of Directors by plurality of the votes cast. Our Board of Directors has proposed the following nominees: Narendra N. Borkar, Bhaskar Chaudhuri, Damian Finio, James Gale and Jason Grenfell-Gardner.

All of the nominees are currently serving as our directors. The Board of Directors is currently composed of five directors. None of our directors, executive officers or nominees for director is related by family to any other director, executive officer or nominee for director. If any nominee for director is unavailable to serve, we solicit discretionary authority to vote to elect another person unless we reduce the size of the Board of Directors. Each director will serve until the next annual meeting of stockholders, and until his or her successor has been elected and qualified, or until his or her earlier resignation or removal. We have no reason to believe that any nominee will not be available for election as a director for the prescribed term.

The following table sets forth information regarding each of our current directors(1) according to the information furnished to us by each such director:

Name	Age	Positions Currently held with IGI	Committee Membership	Director of IGI Since

Jason Grenfell-Gardner	39	Director, President and Chief Executive Officer	—	2012 – Present

Narendra N. Borkar	73	Director	C	2009 – Present

Bhaskar Chaudhuri(3)	59	Director	A, N	2010 – Present

Joyce Erony(3)	54	Director, Chairperson	C	2009 – Present

Damian Finio(4)	44	Director	A	2014 – Present

James C. Gale(2)	64	Director	N	2009 – Present

_________________________________

(1)

Mr. Hemric resigned effective April 1, 2014.

(2)

Mr. Gale was initially appointed to our Board of Directors on May 15, 2009 as a designee of the holders of Series B-1 Convertible Preferred Stock. He will act as the interim Chairman upon the expiration of Ms. Erony’s term until such time as the Board of Directors has appointed a new Chairman.

(3)

Ms. Erony was initially appointed to our Board of Directors on March 13, 2009 as a designee of the holders of Series B-1 Convertible Preferred Stock. Ms. Erony has advised us that she will not stand for re-election at the 2014 Annual Meeting. Ms. Erony has served and will continue to serve as the Chairperson of our Board of Directors until the conclusion of the 2014 Annual Meeting.

(4)

Mr. Finio was appointed to our Board of Directors effective April 1, 2014.

A – Audit Committee

C – Organization and Compensation Committee

N – Nominating and Corporate Governance Committee

Name	Principal Occupation, Other Business Experience and Other Directorships

Jason Grenfell-Gardner

President and Chief Executive Officer of IGI Laboratories, Inc. since July 30, 2012. Prior to joining IGI, Mr. Grenfell-Gardner spent over eight years at Hikma Pharmaceuticals, PLC, and its subsidiaries including West-Ward Pharmaceuticals in the United States. He served in a number of roles, most recently as Senior Vice President of Sales and Marketing from 2008-2012. Before joining Hikma, Mr. Grenfell-Gardner worked throughout Central and Eastern Europe as a partner at Trigon Capital, a boutique investment bank, focused on mergers and acquisitions. During his time in that region, Mr. Grenfell-Gardner served as Chairman of the board of directors of Sanitas Pharmaceuticals, as well as other board positions. Mr. Grenfell-Gardner holds an MA (Hons) in Economics from the University of St Andrews in Scotland (1998) and an MBA from INSEAD (2004).

Narendra N. Borkar

Mr. Borkar is currently an independent consultant in the pharmaceuticals industry. Previously, he was Chief Executive Officer of Aurobindo Pharma USA (2004-2006), Chief Executive Officer of Caraco Pharmaceutical Laboratories (1997-2003), various senior roles for Novartis (formerly Ciba-Geigy) (1981-1997), General Manager of Apte Amalgamation (1979-1981), Engineer for Hoffman La Roche (1976-1979), Project Manager for Union Carbide Corp. and Project Manager for Merck & Company, Inc. (1966-1976).

Bhaskar Chaudhuri

Mr. Chaudhuri has more than 20 years’ experience in pharmaceutical management, research and development. Since June 2011, he has been the Operating Partner at Frazier Healthcare. Mr. Chaudhuri served as President of Valeant Pharmaceuticals International until September 2010. Prior to joining Valeant in January 2009, Mr. Chaudhuri served for seven years as Dow’s President and Chief Executive Officer and a member of Dow’s board of directors from 2003 to 2008, at which time Dow was acquired by Valeant. Prior to that, Mr. Chaudhuri served as Executive Vice President of Scientific Affairs at Bertek Pharmaceuticals, a subsidiary of Mylan Laboratories. Prior to his positions at Bertek, Mr. Chaudhuri served as the General Manager of the Dermatology Division of Mylan Laboratories. Mr. Chaudhuri joined Mylan through the acquisition of Penederm, Inc., where he worked from 1992 to 1998 in a number of senior positions before becoming the Vice President of R&D. Mr. Chaudhuri holds a Doctorate in Physical Pharmacy from the University of Louisiana, a Masters of Science in Industrial Pharmacy and a Bachelors of Science in Pharmacy from India.

Joyce Erony

Managing Director of Signet Healthcare Partners. Prior to joining Signet, Ms. Erony spent 14 years (1991-2004) at Salomon Brothers Inc., Salomon Smith Barney, Inc. and ultimately Citigroup, which acquired the former companies, most recently as Managing Director responsible for Citigroup’s activities in Specialty Pharmaceuticals. Prior to joining Citigroup, Ms. Erony worked as an economist (1983-1991), primarily at the World Bank and International Finance Corporation advising various international development agencies and multilateral organizations. From January 2011 through July 2011, Ms. Erony served as our interim Chief Financial Officer while the Company conducted a search for a permanent replacement.

Ms. Erony has served as a director of Dow Pharma Sciences, Inc., Peak Surgical, Atlantis Components and Control Delivery Systems, all of which were acquired by strategic partners. She is currently a Director of ImpoPharma and Fluxion BioSciences. Ms. Erony holds a Diploma in International Law and Economics from the London School of Economics and Political Science (1982) and a BS in Management from Case Western Reserve University (1981).

Damian Finio

Mr. Finio is currently President of Mountain Run Advisors LLC., a niche financial consulting firm. Prior to this role, from April 2011 to April 2013, Mr. Finio was VP & Chief Financial Officer of West-Ward Pharmaceuticals. Before joining West-Ward, Mr. Finio was VP, Finance, at Daiichi Sankyo Pharma Development, where he managed both Finance and Outsourcing, and chaired the organization’s Global R&D Finance Committee. Prior to joining Daiichi Sankyo in 2009, he worked at AstraZeneca for nearly 14 years in a variety of financial roles with increasing responsibility, the last of which was Senior Director, Managed Markets Finance. He began his career in public accounting with KPMG in 1991, holds a B.S. in Accounting from The Pennsylvania State University and an MBA from The University of Delaware. He is also a Certified Public Accountant and Certified Treasury Professional.

James C. Gale

Founding Partner of Signet Healthcare Partners. Prior to founding Signet, Mr. Gale was head of principal investment activities and investment banking at Gruntal & Co., LLC. Prior to joining Gruntal, Mr. Gale originated and managed private equity investments for Home Insurance Co., Gruntal’s parent. Earlier in his career, Mr. Gale was a senior Investment Banker at E.F. Hutton & Co. Mr. Gale is currently the Chairman of the Board of Alpex Pharma SA and Pfenex, Inc. and also serves on the board of directors of Arbor Pharmaceuticals, Spepharm AG and Knight Therapeutics. Mr. Gale holds a Masters of Business Administration from the University of Chicago.

When considering whether nominees for director have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of our business and structure, the Nominating and Corporate Governance Committee of our Board of Directors and our Board of Directors focused primarily on the information discussed in each of the directors’ individual biographies set forth above.

In particular, with regard to Mr. Borkar, the Board of Directors considered his over forty years of experience in the pharmaceutical industry, including having held various senior executive positions within the brand and generic segments of major pharmaceutical companies. With regard to Mr. Chaudhuri, the Board of Directors considered his over twenty years of experience in the pharmaceutical industry, including having held senior executive positions with major pharmaceutical companies. With regard to Mr. Gale, the Board of Directors considered his investment experience, his role as the head of principal investment activities at Gruntal & Co., LLC, as well as his experience as a director with other pharmaceutical companies. With regard to Mr. Grenfell-Gardner, the Board of Directors considered his experience as a pharmaceutical executive with a successful track record of the commercialization of pharmaceutical products. With regard to Mr. Finio, the Board of Directors considered his over twenty years of experience in the pharmaceutical industry, including various senior management and executive positions within the brand and generic segments of major pharmaceutical companies.

Independence of Directors

Our Board of Directors has determined that James C. Gale, Narendra N. Borkar, Bhaskar Chaudhuri and Damian Finio are independent directors pursuant to the independence standards established by the NYSE MKT and the Securities and Exchange Commission, or the SEC.

For information relating to shares of our common stock held by each of the directors, see “Security Ownership of Certain Beneficial Owners and Management.”

Vote Required

A plurality of the votes by the stockholders entitled to vote and who are present in person or represented by proxy at the Annual Meeting will be required to elect the five nominees to our Board of Directors.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE FIVE NOMINEES: NARENDRA N. BORKAR; BHASKAR CHAUDHURI; DAMIAN FINIO; JAMES GALE; AND JASON GRENFELL-GARDNER.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our common stock, which we refer to as Reporting Persons, to file with the SEC and the NYSE MKT initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. SEC regulations also require such persons to furnish us with copies of all such reports. Based solely on our review of copies of reports filed by Reporting Persons and furnished to us, we believe that, except as set forth below, during 2013 our officers, directors and holders of more than 10% of our common stock complied with all Section 16(a) filing requirements.

STRUCTURE AND PRACTICES OF THE BOARD OF DIRECTORS

Corporate Governance Principles

Our Certificate of Incorporation, together with all amendments and Certificate of Designations, our Bylaws, and the charters of the Audit Committee, Nominating and Corporate Governance Committee, and Organization and Compensation Committee, provide the framework for our management and governance.

Our Board of Directors is elected by and responsible to our stockholders. Except with respect to matters reserved to stockholders, the Board of Directors is our ultimate decision making body. In that capacity, the Board of Directors takes an engaged and focused approach to its responsibilities and duties, and sets standards to better ensure that we are committed to business success and enhancement of stockholder value by maintaining the highest standard of responsibility and ethics. The Board of Directors has designed its governance approach to be a working structure for principled actions, effective decision-making and appropriate monitoring of both compliance and performance. Mr. Gale will be acting as our interim Chairman upon Ms. Erony’s resignation as the chairperson of our Board of Directors effective as of the end of the annual meeting.

Our employees conduct our business under the direction of senior management and the leadership of our Chief Executive Officer, who are accountable to the Board of Directors and, ultimately, to our stockholders. Management is responsible for the day-to-day operation of our business, strategic planning, budgeting, financial reporting and risk management.

Committees of the Board of Directors

Our Board of Directors has an Audit Committee, a Nominating and Corporate Governance Committee, and an Organization and Compensation Committee. As of April 7, 2014, the compositions of the committees of the Board of Directors are as follows:

Audit Committee	Nominating and Corporate Governance Committee	Organization and Compensation Committee

Bhaskar Chaudhuri	Bhaskar Chaudhuri *	Narendra Borkar*

Damian Finio *	James C. Gale	Joyce Erony(1)

_________________________________

* Denotes Chairman

(1)

Ms. Erony will resign effective at the end of the annual meeting, at which time she will be replaced by James Gale as interim Chairman.

Organization and Compensation Committee. Our Board of Directors has adopted a charter governing the duties and responsibilities of the Organization and Compensation Committee. The full text of the charter of the Organization and Compensation Committee is available on our website at www.igilabs.com. Pursuant to the charter, the purposes of the Committee are to: (i) recommend to the Board of Directors compensation arrangements for the Chief Executive Officer and other executive officers and review their responsibilities and performance and plans for their succession; and (ii) approve compensation arrangements for and changes in other corporate officers. In furtherance of this purpose, the Committee shall have, without limitation, the following goals and responsibilities:

•

Review with appropriate representatives of our management our organizational structure and, in particular, the responsibilities and performance of executive officers and, from time to time, senior operations executives and the plans for their succession, and to report at least annually thereon to the Board of Directors;

•

Consider appropriate competitive data and recommend to the Board of Directors compensation and fringe benefits (except pensions generally applicable to salaried employees) for executive officers;

•

Consider appropriate competitive data, and any recommendation made by the Chief Executive Officer and approve: (i) executive salary structure; and (ii) compensation and fringe benefits (except pensions generally applicable to salaried employees) for other corporate officers;

•

In connection with our annual incentive compensation programs, each year: (i) review and approve the Chief Executive Officer’s goals and his/her performance against those goals; (ii) approve annual incentive compensation targets; (iii) approve an annual incentive compensation award for the Chief Executive Officer, other executive officers and other corporate officers; (iv) review the annual performance objectives of the other executive officers; and (v) review annual incentive compensation awards for senior operations executives; and

•

Review with appropriate officers: (i) changes in corporate officers; (ii) policy on matters pertaining to compensation; (iii) special benefits and perquisites; (iv) each year on a retrospective basis, compensation changes made in the prior year to determine whether policies established by the Committee have been executed as intended and are achieving the intended result; (v) each year on a retrospective basis, corporate results against corporate goals; and (vi) any other matter of concern to the Committee relating to our overall corporate organization or compensation policy.

The current members of the Organization and Compensation Committee are Narendra Borkar (Chair) and Joyce Erony, who will be replaced by James Gale effective as of the end of the annual meeting. We believe that the composition and functioning of the Organization and Compensation Committee in 2013 complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, NYSE MKT and SEC rules and regulations, including those regarding the independence of the Organization and Compensation Committee Members. During our 2013 fiscal year, the Organization and Compensation Committee met two times.

Audit Committee. The Audit Committee has been established for the purpose of overseeing our accounting and financial reporting processes and the audit of our annual financial statements, as well as our internal controls and audit functions. The Audit Committee operates under a written charter adopted by the Board of Directors. The full text of the charter of the Audit Committee is available on our website at www.igilabs.com.

As described more fully in the Audit Committee Charter, the purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibilities to stockholders concerning our accounting and reporting practices, and to facilitate open communication between the Audit Committee, the Board of Directors, our outside auditor and management. The Audit Committee is required to discharge its responsibilities, and assess the information provided by our management and the outside auditor, in accordance with its business judgment. In exercising its business judgment, the Audit Committee is required to rely on the information and advice provided by management and/or our outside auditor. Pursuant to its charter, the function of the Audit Committee includes, without limitation:

•

to provide the opportunity for direct communication between our Board of Directors and our external auditors;

•

to monitor the design and maintenance of our system of internal accounting controls;

•

to select, evaluate and, if necessary, replace the external auditor;

•

to review the results of internal and external audits as to the reliability and integrity of the financial and operating information systems established to monitor compliance with our policies, plans and procedures and with laws and regulations; and

•

to review the relationship between us and the external auditors and to ascertain the independence of the external auditors.

The members of the Audit Committee in 2013 were Bhaskar Chaudhuri (Chair) and Michael Hemric. Effective April 1, 2014, Mr. Finio filled the vacancy on the Audit Committee that was created by Mr. Hemric’s resignation, and he is succeeding Mr. Chaudhuri as Chair. We believe that the composition and functioning of our Audit Committee in 2013 complied with all applicable requirements of the Sarbanes-Oxley Act of 2002, NYSE MKT and SEC rules and regulations, including those regarding the independence of the Audit Committee members. The Board of Directors determined that Bhaskar Chaudhuri was, while Chair of the Audit Committee during 2013 and until his replacement by Mr. Finio, and Mr. Finio currently is, an “audit committee financial expert” as currently defined under the SEC’s rules implementing Section 407 of the Sarbanes-Oxley Act of 2002. During our 2013 fiscal year, the Audit Committee met four times.

Nominating and Corporate Governance Committee. Our Board of Directors has adopted a charter governing the duties and responsibilities of the Nominating and Corporate Governance Committee. The full text of the charter of the Nominating and Corporate Governance Committee is available on our website at www.igilabs.com. Pursuant to the charter, the purpose of the Nominating and Corporate Governance Committee is to identify individuals qualified to become members of our Board of Directors, and to recommend that our Board of Directors select the director nominees for the next annual meeting of stockholders, to develop and recommend to the Board of Directors a set of corporate governance principles applicable to us, and to make recommendations on compensation of the Board of Directors. In furtherance of such purpose, the Nominating and Corporate Governance Committee shall have, without limitation, the following goals and responsibilities:

•

To identify, review and recommend to the Board of Directors qualified candidates for director nominees to fill any existing or anticipated vacancy on the Board of Directors;

•

To identify, review and recommend to the Board of Directors, prior to each year’s annual meeting of stockholders, successors to the class of directors whose term shall then expire (including any director in such class proposing to stand for election to another term), and additional director nominees, if any, for election to the Board of Directors on whose behalf the Board of Directors will solicit proxies;

•

To recommend to the Board of Directors the size of the Board of Directors;

•

To review and make recommendations to the Board of Directors with respect to suggestions for director nominees made by stockholders to the Board of Directors or to management in accordance with our Bylaws;

•

To review annually the Board of Director’s overall performance and oversee the annual performance evaluation for each of its committees;

•

To recommend to the Board of Directors whether resignations tendered by members who have had a substantial change in their job responsibilities should be accepted;

•

To review annually the Board of Director’s committee structure, charters and membership and recommend to the Board of Directors changes, if any; and, in consultation with the Chairman of the Board of Directors, recommend to the Board of Directors the assignment of members of the Board of Directors to the various committees and appointment, rotation or removal of committee chairs;

•

To review and make recommendations to the Board of Directors with respect to changes in directors’ compensation and benefits; and

•

To develop and recommend to the Board of Directors a set of corporate governance guidelines and to review the guidelines at least annually and recommend changes as necessary.

The Nominating and Corporate Governance Committee shall have sole authority to retain and terminate any consulting firm to assist it in carrying out its duties and responsibilities, as the committee may deem appropriate in its sole discretion. The Nominating and Corporate Governance Committee shall have sole authority to approve related fees and other retention terms.

The Nominating and Corporate Governance Committee’s process for recruiting and selecting nominees is for Committee members to attempt to identify individuals who are thought to have certain minimum qualifications, including appropriate business background and experience, industry specific knowledge and general reputation and expertise that would allow them to contribute as effective directors to our governance, and who are willing to serve as directors of a public company. The Nominating and Corporate Governance Committee also considers such other factors as it deems appropriate, including the current composition of the Board of Directors. The Committee and Board believe that Board membership should reflect diversity in its broadest sense, including persons diverse in skills, background, gender and ethnicity. The Committee has not adopted a formal policy for the consideration of diversity in identifying candidates for the Board.

To date, we have not engaged any third party to assist in identifying or evaluating potential nominees. After a possible candidate is identified, the individual meets with various members of the Committee to ascertain his or her interest and willingness to serve, and Committee members discuss among themselves the individual’s potential to be an effective member of the Board of Directors. If the discussions and evaluation are positive, the individual is recommended by the Nominating and Corporate Governance Committee to the entire Board of Directors.

The entire Board of Directors, including the Nominating and Corporate Governance Committee, approved the nomination of the candidates reflected in Proposal No. 1. The Nominating and Corporate Governance Committee will consider stockholder recommendations for candidates to serve on the Board of Directors. The name of any recommended candidate for director, together with pertinent biographical information, a document indicating the candidate’s willingness to serve if elected, and evidence of the nominating stockholder’s ownership of our common stock should be sent to the Nominating and Corporate Governance Committee c/o IGI Laboratories, Inc., Corporate Secretary, 105 Lincoln Avenue, PO Box 687, Buena, New Jersey 08310. To date, the Nominating and Corporate Governance Committee has not adopted a specific formal policy with respect to the consideration of director candidates recommended by stockholders and to date no director candidates have been recommended by stockholders. If a director candidate were to be recommended by a stockholder, the Nominating and Corporate Governance Committee expects to evaluate such candidate in the same manner it evaluates director candidates it identifies.

The members of the Nominating and Corporate Governance Committee in 2013 were Michael Hemric (Chair) and James Gale. On April 1, 2014, Mr. Hemric resigned, and he was replaced with Mr. Chaudhuri, who is the current Chair of the committee. We believe that the composition of the current Nominating and Corporate Governance Committee, and as composed in 2013, complies with all applicable requirements of the Sarbanes-Oxley Act of 2002, NYSE MKT and SEC rules and regulations, including those regarding the independence of the Nominating and Corporate Governance Committee members. The Nominating and Corporate Governance Committee met one time during the 2013 fiscal year. Since the Nominating and Corporate Governance Committee is composed solely of non-management directors, all nominees for director at the Annual Meeting were nominated by non-management directors.

Board Meeting and Attendance

During our 2013 fiscal year, our Board of Directors met four times. Each incumbent director attended at least 75% of the total number of meetings of the Board of Directors and each committee of the Board of Directors on which such director served.

As required, independent members of our Board of Directors meet in executive sessions outside the presence of management.

Stockholder Communications with Directors and Director Attendance at Annual Meetings

Stockholders who wish to send communications to our Board of Directors may do so by sending them c/o IGI Laboratories, Inc., Corporate Secretary, 105 Lincoln Avenue, PO Box 687, Buena, New Jersey 08310. Such communications may be addressed either to specified individual directors or the entire Board of Directors. The Corporate Secretary will have the discretion to screen and not forward to directors communications that the Corporate Secretary determines are communications unrelated to our business or governance, commercial solicitations, offensive, obscene, or otherwise inappropriate. The Corporate Secretary will, however, compile all stockholder communications that are not forwarded and such communications will be available to any director.

It is the policy of our Board of Directors that directors are strongly encouraged to attend all annual stockholder meetings. Each of our directors serving at the time attended the 2013 annual meeting of stockholders.

Board Leadership Structure

The Chairman of the Board of Directors presides at all meetings of the Board of Directors. The Chairman is appointed on an annual basis by a majority vote of the directors. Currently, the offices of Chairman of the Board of Directors and Chief Executive Officer are separated. We have no fixed policy with respect to the separation of the offices of the Chairman of the Board of Directors and Chief Executive Officer. The Board of Directors believes that the separation of the offices of the Chairman of the Board of Directors and Chief Executive Officer is part of the succession planning process and that it is in the best interests of the company to make this determination from time to time.

Oversight of Risk Management

We are exposed to a number of risks and we regularly identify and evaluate these risks and develop plans to manage them effectively. Our Chief Executive Officer and Chief Financial Officer are directly responsible for our risk management function and report to our Board of Directors and Audit Committee in this regard. In fulfilling their risk management responsibilities, our Chief Executive Officer and Chief Financial Officer work closely with members of senior management, including our accounting staff.

On behalf of the Board of Directors, the Audit Committee plays a key role in the oversight of our risk management policy. In that regard, the Chief Financial Officer meets with the Audit Committee at least four times a year to discuss the risks facing us, highlighting any new risks that may have arisen since they last met. The Audit Committee reports to the Board of Directors on a regular basis to apprise them of their discussions with the Chief Financial Officer. Finally, the Chief Financial Officer and Chief Executive Officer report directly to the Board of Directors on at least an annual basis to apprise them directly of our risk management efforts.

Standards of Business Conduct

The Company has adopted written standards of business conduct that applies to all directors, officers and employees of the Company and its subsidiaries. The Company’s policy on standards of business conduct is available at its website at www.igilabs.com. Any amendments to the standards of business conduct policy or waivers from the provisions of such policy for the Company’s principal executive officer and principal financial and accounting officer will be disclosed in a Current Report on Form 8-K filed with the SEC within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of NYSE MKT.

EXECUTIVE COMPENSATION

Executive Officers

During the year ended December 31, 2013, we had two executive officers. In addition to Jason Grenfell-Gardner, whose biography is set forth above in “Proposal No. 1 — Election of Directors,” Jennifer Collins served as our Chief Financial Officer.

Jenniffer Collins, age 45, has served as our Chief Financial Officer from July 2011 to the present. Ms. Collins has over twenty years of experience in accounting and finance. Prior to joining IGI, she most recently served, from October 2006 to July 2011, as Vice President-Treasurer and previously the Corporate Controller at the Lightstone Group, a privately held real estate firm, and The Lightstone Value Plus REIT, a publicly traded real estate investment trust. From January 2004 through October 2006, Ms. Collins also served as Corporate Controller for Orchid Cellmark, Inc., a publicly held biotechnology company, and from July 2001 through January 2004, Ms. Collins served as Director of Finance and Investor Relations for Tellium, Inc., a publicly held optical switching company, which was purchased by Zhone Technologies, Inc. in November 2003. Her background also includes seven years of public accounting experience, including at Pricewaterhouse Coopers. Ms. Collins earned her CPA in New Jersey in 1993 and graduated with a B.S. in accounting from Lehigh University.

2013 Summary Compensation Table

The following table sets forth the total compensation for the previous two fiscal years ended December 31, 2013 and 2012, which was earned by each of our current President and Chief Executive Officer, who served during all of 2013 and part of 2012, our current Chief Financial Officer and our former President and Chief Executive Officer, who ceased to be employed in 2012. We refer to these people in this Proxy Statement as our Named Executive Officers.

Name and Principal Position (1)	Year	Salary ($)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)

Jason Grenfell-Gardner, President and Chief Executive Officer	2013 2012	315,000 121,153	250,298 39,174	929,500 —	— 276,759	27,490 3,224	1,447,287 440,310

Jennifer Collins, Chief Financial Officer	2013 2012	212,100 212,019	49,075 20,177	— 12,206	— —	26,258 24,337	287,433 268,739

Charles Moore, Former President and Chief Executive Officer	2013 2012	42,671(5) 320,531	8,041 —	— 80,414	— —	1,347(5) 15,145	52,059 416,090

_________________________________

(1)

Lists the principal positions held as of December 31, 2013. On July 30, 2012, the Company appointed Jason Grenfell-Gardner as the Company’s new President and Chief Executive Officer, effective July 30, 2012. Charles E. Moore ceased to be employed by the Company and resigned as a member of the Board, effective July 30, 2012.

(2)

The amounts shown in this column represent the fair value of the awards on the date of grant, as computed in accordance with FASB ASC Topic 718.

(3)

The amounts reflected in this column represent the fair value of the awards on the date of grant, as computed in accordance with FASB ASC Topic 718. We valued these options using a Black-Scholes option pricing model. In the model, we used an expected life of 3.2 years to value the ten year options that we issued. We used an interest rate equal to the yield on the treasury bonds that have approximately 3.2 years remaining until maturity and used the volatility of our stock price over a period that is approximately five and one-half years prior to the grant date.

(4)

The amounts shown in this column represent premiums for group life insurance, medical, and dental insurance paid by us, and contributions made by us under our 401(k) Plan.

(5)

Represents severance paid to Mr. Moore.

Narrative Disclosure for Summary Compensation Table

Jason Grenfell-Gardner. Jason Grenfell-Gardner commenced serving as our President and Chief Financial Officer and as a member of our Board of Directors effective July 30, 2012. Under his employment agreement, Mr. Grenfell-Gardner received an annual salary of $315,000 for the years ended December 31, 2012 and 2013. In connection with his employment agreement, Mr. Grenfell-Gardner received an option to purchase 975,000 shares of the Company’s common stock (the “Primary Option”) and a supplemental option to purchase 25,000 shares of the Company’s common stock (the “Supplemental Option”), the vesting terms of which are explained below. On December 30, 2013, Mr. Grenfell-Gardner received an award of 325,000 shares of restricted stock and an option to purchase 25,000 shares of the Company’s common stock in connection with his employment agreement. Mr. Grenfell-Gardner is entitled to participate in certain of the Company’s benefit programs on the same terms and conditions generally provided by the Company to its executive employees. Mr. Grenfell-Gardner is also eligible to receive an annual performance bonus for each calendar year during the term of his employment, which may be payable in either, cash, stock options and/or restricted stock. Mr. Grenfell-Gardner’s target bonus will be equal to 70% of his base salary for the applicable fiscal year. In January 2013, the Board of Directors approved a bonus of $39,174 for Mr. Grenfell-Gardner. In February 2014, the Board of Directors approved a bonus of $175,297 in relation to the period ended December 31, 2013. In March 2014, the Board of Directors approved a one-time performance bonus of $75,000. All performance targets pursuant to such plan shall be determined by the Compensation Committee of the Board of Directors. Mr. Grenfell-Gardner is also subject to certain restrictive covenants as set forth in his employment agreement, including confidentiality, non-solicitation and non-competition covenants. Mr. Grenfell-Gardner’s employment agreement further provides for payments upon certain types of employment termination events as further set forth in his employment agreement, as described below under “Potential Payments Upon Termination or Change-in-Control.”

The above-referenced stock option grants have an exercise price equal to the closing price of the Company’s common stock on the date of grant, and the Primary Option and the restricted stock will become fully vested over a period of three years as follows: (i) one-third shall vest on the first anniversary of the date of the grant; (ii) one-third shall vest on the second anniversary of the date of the grant; and (iii) one-third shall vest on the third anniversary of the date of the grant. One-half of the shares subject to the Supplemental Option shall become fully vested immediately upon their grant and the remaining one-half of the shares subject to such award shall vest on the first anniversary of the effective date of Mr. Grenfell-Gardner’s employment. In addition, any options or restricted stock that remains unvested immediately prior to a change in control will immediately vest, provided that Mr. Grenfell-Gardner remains in continuous service with the Company through the consummation of the change in control.

Jenniffer Collins. Jenniffer Collins commenced serving as our Chief Financial Officer and Corporate Secretary effective July 21, 2011. Under her employment agreement, Ms. Collins received an annual salary of $212,000 for the years ended December 31, 2013 and 2012. Ms. Collins is entitled to participate in certain of our benefit programs on the same terms and conditions generally provided by us to our executive employees. Ms. Collins is also eligible to receive an annual performance bonus for each calendar year during the term of her employment, which may be payable in either, cash, stock options and/or restricted stock. Ms. Collins’ target bonus will be equal to 30% of her base salary for the applicable fiscal year. All performance targets pursuant to such plan shall be determined by our Compensation Committee. In January 2013, the Board of Directors approved a bonus of $20,177 in cash and a stock award with a fair value of $12,206 in relation to the period ended December 31, 2012. In February 2014, the Board of Directors approved a bonus of $49,075 for Ms. Collins in relation to the period ended December 31, 2013.

Ms. Collins is also subject to certain restrictive covenants as set forth in her employment agreement, including confidentiality, non-solicitation and non-competition. Further, Ms. Collins is entitled to payment of six months of severance plus a pro-rata portion of her bonus, if she is terminated without cause. Ms. Collins’s employment agreement further provides for payments upon certain other types of employment termination events, including a change in control, as further set forth in her employment agreement, as described below under “Potential Payments Upon Termination or Change-in-Control.”

Charles E. Moore. Charles E. Moore ceased to be employed by the Company as Chief Executive Officer and resigned as a member of the Company’s Board of Directors, effective July 30, 2012. In connection with Mr. Moore’s departure from the Company, we entered into a Separation of Employment Agreement and General Release (the “Separation Agreement”) dated August 14, 2012 with Mr. Moore, consistent with the terms of Mr. Moore’s employment agreement. The Separation Agreement provided that we pay Mr. Moore $138,680 as a separation payment, with such amount to be paid ratably over a six-month period on each regular payroll payment date during such period, which amount has been paid in full.

Also, in the Separation Agreement, Mr. Moore agreed to provide us with a general release, and Mr. Moore agreed to certain restrictive covenants, and reconfirmed his agreement to the confidentiality, non-competition and non-solicitation covenants set forth in his employment agreement with us, after the Separation Date.

Potential Payments Upon Termination or Change-in-Control

Our employment agreements with Mr. Grenfell-Gardner and Ms. Collins require us to make certain payments to them in the event of a termination of employment or change-in-control (as defined below). In the event either are terminated without “cause” (as defined below), Mr. Grenfell-Gardner and Ms. Collins are each entitled to (i) their unpaid base salary through the effective date of termination and any reimbursed business expenses (ii) an amount per month equal to one-twelfth of their then-adjusted base salary, for a period of six months and (iii) an amount equal to a pro-rata portion of their annual bonus that would otherwise have been payable for the year in which the termination occurs. Further, to the extent then unvested, a pro-rata portion of Mr. Grenfell-Gardner’s and Ms. Collins’ respective options and restricted stock will become vested upon their termination without cause.

The employment agreements of Mr. Grenfell-Gardner and Ms. Collins further provide that in the event of a “change in control,” provided they remain in continuous service with the Company through the consummation of the change in control, all options and restricted stock awarded to them pursuant to their respective employment agreements will immediately vest.

“Cause,” for purposes of each of the employment agreements, includes (i) commission of a willful and material act of dishonesty in the course of the executive’s duties, (ii) conviction by a court of competent jurisdiction of a crime constituting a felony or conviction in respect of any act involving fraud, dishonesty or moral turpitude, (iii) the executive’s performance under the influence of controlled substances, or continued habitual intoxication, during working hours, (iv) frequent or extended, and unjustifiable (not as a result of incapacity or disability) absenteeism not cured within 30 days, (v) personal, willful and continuing misconduct or refusal to perform duties and responsibilities not cured within 60 days after or (vi) material non-compliance with the terms of this employment agreement.

A “change in control,” for purposes of each of the employment agreements, includes (i) the acquisition of 60% or more of the outstanding voting securities of the Company by a person, (ii) the consummation of a merger or consolidation of the Company with any other corporation or (iii) the sale of all or substantially all of the assets of the Company, in each case subject to certain exceptions set forth in the employment agreements.

Outstanding Equity Awards at 2013 Fiscal Year-End

The following table sets forth certain information concerning outstanding equity awards as of December 31, 2013.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested

Jason Grenfell-Gardner	350,000	650,000	$1.02	7/30/22	216,666	660,831
	25,000	—	$2.89	12/30/23	—	—

Jenniffer Collins	150,000	75,000	$1.04	12/22/21	12,206	37,228

Director Compensation

Director Options. In September 1999, our Board of Directors adopted the 1999 Director Stock Option Plan, which we refer to as the 1999 Director Plan. The current 1999 Director Plan, as amended, provides that:

•

on January 2 of each year, each non-employee director is granted a stock option to purchase 15,000 shares of our common stock;

•

on January 2 of each year, each of the Chairperson of the Board, the Audit Committee and the Organization and Compensation Committee is granted additional stock options to purchase 20,000, 20,000 and 15,000 shares of our common stock, respectively;

•

at the time of his or her election, each newly elected director will receive a stock option grant to purchase 30,000 shares of our common stock.

All of such options will be granted at an exercise price equal to the closing price of our common stock on the NYSE MKT on the date of grant. All options granted under the 1999 Director Plan fully vested on the first anniversary of the date of grant.

Director Fees. In 2009, our Board of Directors unanimously adopted a non-employee director compensation program, which provides for (i) the equity grants described above and (ii) the payment of an annual cash retainer of $25,000, payable on a quarterly basis.

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2013 to each of our non-employee directors. Directors who are employed by us are not compensated for their service on our Board of Directors.

Name	Fees Earned or Paid in Cash ($)		Option Awards ($)(1)(2)(3)	Total ($)
James C. Gale	25,000	(4)	4,245	29,245	(4)
Narendra N. Borkar	25,000		8,490	33,490
Michael Hemric	25,000		7,075	32,075
Joyce Erony	25,000	(4)	9,905	34,905	(4)
Bhaskar Chaudhuri	25,000		9,905	34,905

_________________________________

(1)

The amounts reflected in this column represent the fair value of the awards on the date of grant, as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“FASB ASC Topic 718”).

(2)

As of December 31, 2013, the aggregate amount of shares of common stock that can be acquired by each director pursuant to outstanding option awards are as follows: James C. Gale, 105,000 shares; Narendra N. Borkar, 135,000 shares; Michael Hemric, 100,000 shares; Joyce Erony, 95,000 shares and Bhaskar Chaudhuri, 95,000 shares.

(3)

We issued the options in this column at an exercise price equal to the closing price of our common stock on the date of the grant. We valued these options using a Black-Scholes model. In the model, we used an expected life of 3.2 years to value the ten-year options that we issued. We used an interest rate equal to the yield on treasury bonds that have approximately 3.2 years remaining until maturity and uses the volatility of our stock price over a period that is approximately 3.2 years prior to the grant date.

(4)

Ms. Erony and Mr. Gale voluntarily deferred payment of the cash compensation otherwise due to them on account of director fees until such time as the Company returns to profitability.

Securities Authorized For Issuance Under Equity Compensation Plans

The following table provides certain aggregate information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2013.

	(a) (1)	(b) (1)	(c) (2)
Plan Category	No. of securities to be issued upon exercise of outstanding options	Weighted- average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Total equity compensation plans approved by security holders	2,643,500	$ 1.12	1,322,820
Equity compensation plans not approved by security holders	—	—	—
Total	2,643,500	$ 1.12	1,322,820

_________________________________

(1)

Includes information with respect to the 1999 Stock Incentive Plan, as amended, the 1999 Director Plan and the 2009 Equity Incentive Plan, as amended, or the 2009 Plan.

(2)

Includes information with respect to the 1999 Director Plan and the 2009 Plan. As of December 31, 2013, we had 522,984 shares available for issuance pursuant to the 1999 Director Plan and 799,836 shares available for issuance pursuant to the 2009 Plan.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors has:

•

reviewed and discussed our audited consolidated financial statements for the year ended December 31, 2013 with management and EisnerAmper LLP, our independent registered public accounting firm;

•

discussed with our independent auditors, EisnerAmper LLP, matters required to be discussed by Auditing Standard No. 16 – Communications with Audit Committees; and

•

received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee and the Audit Committee further discussed the independence of EisnerAmper LLP with that firm. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

In reliance on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for filing with the SEC for the year ended December 31, 2013.

Audit Committee

Bhaskar Chaudhuri (Chairman)

Michael Hemric

PROPOSAL NO. 2 – APPROVAL OF THE AMENDMENT OF

OUR 2009 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES

OF COMMON STOCK THAT MAY BE ISSUED THEREUNDER BY 1,000,000 SHARES

Background

On March 25, 2014, our Board of Directors unanimously adopted a resolution approving, subject to approval by our shareholders, an amendment of our 2009 Equity Incentive Plan, or the 2009 Plan, to increase the number of shares of common stock available for grant under the 2009 Plan by adding 1,000,000 shares. The 2009 Plan was previously amended and restated by the Board on April 12, 2010, and approved by our stockholders at the 2010 annual meeting to increase the number of shares issuance thereunder by 2,000,000 shares, to a total aggregate of 4,000,000 shares of common stock.

The Board of Directors believes that the proposed amendment of the 2009 Plan is in the best interests of, and will provide long-term advantages to, us and our stockholders and recommends approval by our stockholders. Our Board of Directors believes that the number of shares of common stock currently available for issuance under the 2009 Plan is insufficient in view of our compensation structure and strategy. The Board of Directors has concluded that our ability to attract, retain and motivate top quality employees is material to our success and would be enhanced by our continued ability to make grants under the 2009 Plan. The Board of Directors has directed that the proposal to approve the amendment and restatement of the 2009 Plan be submitted to the stockholders for their approval at the Annual Meeting.

As of March 31, 2014: (i) 757,836 shares of common stock remained available for future awards under the 2009 Plan; (ii) 216,667 unvested restricted share awards were outstanding under the 2009 Plan; and (iii) 1,916,500 shares of common stock were subject to outstanding options under the 2009 Plan.

As stated above, if Proposal 2 is approved, 1,000,000 additional shares would be added to the shares available for award under the 2009 Plan. As a result, these additional shares, together with the shares that currently remain available for future awards under the 2009 Plan plus any shares of common stock that are restored to availability under the 2009 Plan upon expiration, forfeiture or termination of options or other awards, would be available for any form of award under the 2009 Plan.

If an option or other award granted under the 2009 Plan expires, is forfeited or otherwise terminates, the shares of common stock subject to any portion of the award that expires, is forfeited or that otherwise terminates, as the case may be, will again become available for the issuance under the 2009 Plan.

We intend to register the additional shares that would be available for awards under the 2009 Plan on Form S-8 under the Securities Act of 1933 as soon as practicable after receiving shareholder approval of the increase.

The following is a brief summary of the 2009 Plan, as amended by this Proposal, and is qualified in all respects by the specific language of the full text of the amended and restated 2009 Plan, a copy of which is attached as Appendix A to the Proxy Statement.

Summary of the 2009 Plan

Shares Available and Award Limitations. Subject to adjustment in certain circumstances as discussed below, the 2009 Plan authorizes up to 5,000,000 shares of our common stock for issuance pursuant to the terms of the 2009 Plan. The maximum number of shares that may be subject to awards made to any individual in any single calendar year under the 2009 Plan is 1,000,000 shares.

If and to the extent awards granted under the 2009 Plan terminate, expire, cancel, or are forfeited without being exercised and/or delivered, the shares subject to such awards will again be available for grant under the 2009 Plan. Additionally, to the extent any shares subject to an award are withheld in settlement of any exercise price and/or any tax withholding obligation associated with that award, those shares will again be available for grant under the 2009 Plan.

In the event of any recapitalization, reorganization, merger, spin-off, stock split or combination, stock dividend or other similar event or transaction, substitutions or adjustments will be made by the Board of Directors to: (i) the aggregate number, class and/or issuer of the securities reserved for issuance under the 2009 Plan; (ii) the number, class and/or issuer of securities subject to outstanding awards; and (iii) the exercise price of outstanding options or stock appreciation rights, in each case in a manner that reflects equitably the effects of such event or transaction.

Administration. The 2009 Plan is administered and interpreted by the Board of Directors or by one or more committees of the Board of Directors (each a “Committee”). The authority of the Board of Directors and any Committee appointed by the Board of Directors are co-extensive. Therefore, for the remainder of this discussion, references to the Committee will be deemed to include the Board of Directors.

The Committee designated by the Board of Directors has authority to grant awards under the 2009 Plan and determine the terms of such awards, including the persons to whom awards are to be granted, the type and number of awards to be granted and the number of shares of our common stock to be covered by each award. The Committee designated by the Board of Directors also specifies the time(s) and conditions upon which awards will be exercisable or settled. The Committee designated by the Board of Directors is also empowered to interpret the 2009 Plan and any award agreement and to correct any defect, supply any omission and to reconcile any inconsistency contained in the Plan or any award agreement.

Awards. Awards granted under the 2009 Plan may consist of incentive stock options or non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units and performance awards. Each award is subject to the terms and conditions set forth in the 2009 Plan and to any other terms and conditions specified by the Committee designated by the Board of Directors and memorialized in a written award agreement.

Eligibility. Employees, directors, consultants and other service providers of ours and our affiliates are eligible to participate in the 2009 Plan, provided, however, that only our or our subsidiaries’ employees are eligible to receive incentive stock options. As of March 31, 2014, approximately 62 employees, including our executive officers, would be eligible to participate in the 2009 Plan.

Stock Options

General. The Committee designated by the Board of Directors may grant options qualifying as incentive stock options (“ISOs”) within the meaning of Section 422 of the Code and/or non-qualified stock options (“NQSOs”).

Term, Purchase Price, Vesting and Method of Exercise of Options. The exercise price of any stock option granted under the 2009 Plan will be the fair market value of such stock on the date the option is granted, which as long as our common stock is traded on a national securities exchange, will be the closing price of our common stock on such exchange.

The Committee designated by the Board of Directors may determine the option exercise period for each option; provided, however, that the exercise period may not exceed ten years from the date of grant. Vesting for each option will also be determined by the Committee.

Generally, payment of the option price will be made in cash, or with the Committee’s consent, in shares of our common stock having a fair market value on the date of exercise equal to the option price, or by such other means as the Committee may permit. The participant must pay the option price and the amount of withholding tax due, if any, at the time of exercise.

Stock Appreciation Rights. The Committee designated by the Board of Directors is authorized to grant stock appreciation rights (“SARs”) under the 2009 Plan. Upon exercise of a SAR, the participant is entitled to receive an amount equal to the difference between the fair market value of our common stock underlying the SAR on the date of exercise and the fair market value of our common stock underlying the SAR on the date of grant. Such amount may be paid in cash or shares of our common stock, as determined by the Committee.

Effects of Termination of Service with us. Generally, unless provided otherwise in the award agreement, the right to exercise any option or SAR terminates 90 days following termination of the participant’s relationship with us for reasons other than death, disability or termination for “cause” as defined in the 2009 Plan. If the participant’s relationship with us terminates due to death or disability, unless provided otherwise in the award agreement, the right to exercise an option or SAR will terminate the earlier of one year following such termination or the original expiration date. If the participant’s relationship with us is terminated for “cause”, any option or SAR not already exercised will automatically be forfeited as of the date of such termination.

Restricted Stock Awards. The Committee designated by the Board of Directors may issue restricted shares of our common stock under the 2009 Plan. A restricted stock award is an award of shares that will vest based on the occurrence of a condition specified by the Committee (such as the completion of a period of service or attainment of a performance goal). If a participant’s employment terminates before the vesting condition is fulfilled, the shares will be forfeited. While the shares remain unvested, a participant may not sell, assign, transfer, pledge or otherwise dispose of the shares. Unless otherwise determined by the Committee, an award of restricted stock entitles the participant to all of the rights of a stockholder of ours, including the right to vote the shares and the right to receive any dividends thereon.

Restricted Stock Units. The Committee designated by the Board of Directors may issue restricted stock units (“RSUs”) under the 2009 Plan. A RSU is a contractual promise to issue shares (or pay the value of shares) at a specified future date, subject to fulfillment of vesting conditions specified by the Committee. A RSU award carries no voting or dividend rights or other rights associated with stock ownership. A RSU award may be settled in shares of our common stock, cash, or in any combination of common stock and/or cash, as determined by the Committee.

Performance Awards. The Committee designated by the Board of Directors may grant performance awards under the 2009 Plan, which may be denominated as a number of shares of our common stock or a specified number of other awards (or a combination of both). Generally, performance awards require satisfaction of pre-established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria, as a condition of awards being granted, settled or becoming vested under the 2009 Plan, or as a condition to accelerating the timing of such events.

The performance criteria associated with that award will be based on one or more of the following: (1) the attainment of certain target levels of, or a specified percentage increase in, revenues, income before taxes and extraordinary items, net income, operating income, earnings before income tax, earnings before interest, taxes, depreciation and amortization, earnings per share, after-tax or pre-tax profits, operational cash flow, return on capital employed or return on invested capital, after-tax or pre-tax return on stockholders’ equity, the price of our common stock or a combination of the foregoing; (2) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, our bank debt or other public or private debt or financial obligations; (3) the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level in or increase in all or a portion of controllable expenses or costs or other expenses or costs; and/or (4) such other business criteria specified by the Committee, provided that such criteria does not cause a performance award intended to constitute “qualified performance-based compensation” under Section 162(m) of the Code to fail to so qualify. Performance goals may be established on a Company-wide basis, or with respect to one or more business units, divisions, affiliates or products. In addition, performance goals may be established in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies.

The Committee may provide, at the time a performance goal is established, that adjustments will be made to the applicable performance goal to take into account, in the manner specified by the Committee, the impact of one or more of the following: (1) gain or loss from all or certain claims and/or litigation and insurance recoveries, (2) the impairment of tangible or intangible assets, (3) stock-based compensation expense, (4) extraordinary, unusual or infrequently occurring events reported in our public filings, (5) restructuring activities reported in our public filings, (6) investments, dispositions or acquisitions, (7) gain or loss from the disposal of certain assets, (8) gain or loss from the early extinguishment, redemption, or repurchase of debt, (9) changes in accounting principles that become effective during the performance period, or (10) such other items specified by the Committee, provided that such adjustment does not cause a performance award intended to constitute qualified performance-based compensation under Section 162(m) of the Code to cease to so qualify. Each of the adjustments described in this paragraph may relate to the whole Company or to any subsidiary, division or other operational unit of the Company, as determined by the Committee at the time the performance goals are established. The adjustments are to be determined in accordance with generally accepted accounting principles and standards, unless another objective method of measurement is designated by the Committee. Finally, adjustments will be made as necessary to any business criteria related to our stock to reflect changes in corporate capitalization, such as stock splits and reorganizations.

The adoption, disclosure and approval of the foregoing performance criteria are intended to enable the issuance of awards that will constitute “qualified performance-based compensation” exempt from the deduction limitations of Section 162(m) of the Code.

Amendment and Termination of the 2009 Plan. The Board of Directors may amend, alter or discontinue the 2009 Plan at any time; provided however, no amendment that would impair the rights of a participant with respect to their award may be made without that participant’s consent, and any amendment that increases the aggregate number of shares of our common stock that may be issued under the 2009 Plan or modifies the requirements as to eligibility for participation will be subject to approval by our stockholders.

The 2009 Plan will not expire on any particular date. The Committee may continue to grant awards so long as shares remain available, provided that no new ISOs will be granted after the 10th anniversary of the date the 2009 Plan was approved by our stockholders (or, if the stockholders approve an amendment that increases the number of shares subject to the 2009 Plan, the 10th anniversary of the date of such approval).

Change in Control. In the event of our change in control, the Committee has discretion to, among other things, accelerate the vesting of outstanding awards, cash out outstanding awards or exchange outstanding awards for similar awards of a successor company. Our “change in control” will be deemed to have taken place upon:

•

the acquisition by any person (with certain limited exceptions) of direct or indirect ownership of securities representing 60% or more of the combined voting power of our then outstanding securities;

•

our merger or consolidation resulting in our stockholders immediately prior to such event not owning 40% of the combined voting power of the voting securities of the resulting entity immediately following such event;

•

the sale of substantially all our assets; or our liquidation or dissolution.

Federal Income Tax Consequences of Awards Granted under the 2009 Plan

Set forth below is a general description of the federal income tax consequences relating to awards granted under the 2009 Plan. Participants are urged to consult with their personal tax advisors concerning the application of the principles discussed below to their own situations and the application of state and local tax laws.

NQSOs. There are no federal income tax consequences to participants or to us upon the grant of a NQSO. Upon the exercise of a NQSO, participants will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price of the NQSO and we generally will be entitled to a corresponding federal income tax deduction at that time. Shares issued upon the exercise of a NQSO will have a tax basis equal to their fair market value on the date of exercise, and the holding period of the shares will commence on that date for purposes of determining whether a subsequent disposition of the shares will result in long-term or short-term capital gain or loss.

ISOs. Participants will not be subject to federal income taxation upon the grant or exercise of an ISO and we will not be entitled to a federal income tax deduction by reason of such grant or exercise. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price is an item of tax preference subject to the alternative minimum tax. A sale of shares acquired by exercise of an ISO that does not occur within one year after the exercise or within two years after the grant of the ISO generally will result in the recognition of long-term capital gain or loss equal to the difference between the amount realized on the sale and the option exercise price and we will not be entitled to any tax deduction in connection therewith.

If such sale occurs within one year from the date of exercise of the ISO or within two years from the date of grant (a “disqualifying disposition”), the participant generally will recognize ordinary income equal to the lesser of the excess of the fair market value of the shares on the date of exercise over the exercise price, or the excess of the amount realized on the sale of the shares over the exercise price. We generally will be entitled to a tax deduction on a disqualifying disposition corresponding to the ordinary compensation income recognized by the participant.

SARs. The participant will not recognize any income upon the grant of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary compensation income equal to the value of the shares of our common stock and/or cash received upon such exercise, and we will be entitled to a congruent deduction. Shares received in connection with the exercise of a SAR will have a tax basis equal to their fair market value on the date of transfer, and the holding period of the shares will commence on that date for purposes of determining whether a subsequent disposition of the shares will result in long-term or short-term capital gain or loss.

Restricted Stock. A participant normally will not recognize taxable income upon the award of restricted stock, and we will not be entitled to a deduction, until such stock is transferable by the participant or is no longer subject to a substantial risk of forfeiture for federal tax purposes, whichever occurs earlier. When the shares of our common stock subject to the award are either transferable or are no longer subject to a substantial risk of forfeiture, the participant will recognize ordinary compensation income in an amount equal to the difference between the fair market value of the shares of our common stock at that time and the amount paid by the participant for the shares, if any. We will be entitled to a deduction equal to the income recognized by the participant.

A participant may, however, elect to recognize ordinary income in the year the restricted stock is awarded in an amount equal to the difference between the fair market value of the shares of common stock at that time, determined without regard to any restrictions, and the amount paid by the participant for the shares, if any. In this event, we will be entitled to a deduction equal to the amount recognized as compensation by the participant in the same year. In addition, in this event, the participant will not be required to recognize any taxable income upon vesting of the shares. If, after making the election, any shares subject to the award are forfeited, the participant will not be entitled to any tax deduction or refund with respect to taxes previously paid.

In either case, the tax basis of shares subject to a restricted stock award will be equal to their fair market value on the date the participant recognizes ordinary income with respect to the award, and the holding period of the shares will commence on that date for purposes of determining whether a subsequent disposition of the shares will result in long-term or short-term capital gain or loss.

RSUs. A participant will not recognize taxable income upon the grant of a RSU. At the time shares and/or cash are paid to a participant in settlement of the RSU, the participant will recognize ordinary income equal to the value of the shares and/or cash and we will be entitled to a congruent deduction. Shares issued in settlement of a RSU award will have a tax basis equal to their fair market value on the date of vesting, and the holding period of those shares will commence on that date for purposes of determining whether a subsequent disposition of the shares will result in long-term or short-term capital gain or loss.

Performance Awards. If a performance award is settled by the issuance of unrestricted shares of our common stock, the participant receiving the shares will recognize ordinary income equal to the value of the shares at the time of issuance and we will be entitled to a congruent deduction. Those shares will then have a tax basis equal to their fair market value on the date of issuance, and the holding period of those shares will commence on that date for purposes of determining whether a subsequent disposition of the shares will result in long-term or short-term capital gain or loss.

If a performance award is settled by the issuance of another type of award under the 2009 Plan, the tax consequences of that other award will be the same as described above with respect to the relevant type of award.

Section 162(m). Section 162(m) of the Code limits the federal income tax deductions a publicly held company can claim for compensation in excess of $1,000,000 paid to certain executive officers (generally, the officers who are “named executive officers” in the summary compensation table in the issuer’s proxy statement, excluding the issuer’s principal financial officer). “Qualified performance-based compensation” is not counted against the $1,000,000 deductibility limit. Under the 2009 Plan, options or SARs granted with an exercise price at least equal to 100% of the fair market value of the underlying shares at the date of grant may satisfy the requirements for treatment as “qualified performance-based compensation.” In addition, awards that are conditioned upon achievement of certain performance goals may satisfy the requirements for treatment as “qualified performance-based compensation.” A number of other requirements must be met, however, in order for those awards to so qualify. Accordingly, there can be no assurance that awards under the 2009 Plan will be fully deductible under all circumstances.

New Plan Benefits

Awards are granted under the 2009 Plan in the discretion of the Committee designated by the Board. Accordingly, it is not possible to determine the number, name or positions of persons who will benefit from the amendment and restatement of the 2009 Plan, if it is approved by stockholders, or the terms of any such benefits.

Vote Required

The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to approve the amendment to the 2009 Plan.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT OF OUR 2009 PLAN.

PROPOSAL NO. 3 – RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected EisnerAmper LLP to serve as our independent auditors for the fiscal year ending December 31, 2014. Representatives from EisnerAmper LLP are expected to attend the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Although stockholder ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm is not required by our bylaws or otherwise, our Board of Directors has decided to afford our stockholders the opportunity to express their opinions on the matter of our independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time if it determines that such a change would be in our best interests and those of our stockholders. If our stockholders do not ratify the appointment, the Audit Committee will take that fact into consideration, together with such other information as it deems relevant, in determining its next selection of an independent registered public accounting firm.

Fees Paid to Independent Auditors

The following table sets forth the aggregate fees paid by us for the audit and other services for the fiscal years 2013 and 2012 to our independent auditors:

	2013	2012
Audit fees(1)	$ 224,000	$ 189,000
Audit related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	$ 224,000	$.189,000

_________________________________

(1)

These are fees for professional services rendered for the audit of our 2013 and 2012 financial statements and review of financial statements included in our quarterly reports on Form 10-Q, and services that are normally provided in connection with statutory and regulatory filings or engagements, and professional services associated with our filing of registration statements on Form S-3 and Form S-8.

Representatives of EisnerAmper LLP attended all meetings of the Audit Committee in 2013. The Audit Committee pre-approves and reviews all audit services performed by our independent auditors as well as the fees charged by our independent auditors for such services. In its pre-approval and review of non-audit service fees, the Audit Committee considers, among other things, the possible effect of the performance of such services on the auditors’ independence. EisnerAmper LLP did not perform any non-audit services for us during fiscal years 2013 or 2012.

Vote Required

The affirmative vote of a majority of the shares of common stock cast for this proposal is required to ratify the selection of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2014.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2014.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than compensation agreements and other arrangements which are described in the “Director Compensation” and “Executive Compensation” sections of this proxy statement, during our last two fiscal years, there has not been, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed one percent of the average of our total assets at year-end for the last two completed fiscal years and in which any of our directors, nominees for director, executive officers, holders of more than five percent of any class of our voting securities or any member of the immediate family of the foregoing persons had or will have a direct or indirect material interest.

2012 Private Placement

On December 21, 2012, we closed a $2,000,000 private placement (the “Offering”) with Amzak Capital Management, LLC (the “Investor”). Pursuant to the terms of a Securities Purchase Agreement entered into with the Investor (the “Purchase Agreement”) on December 20, 2012, we issued to the Investor (i) 1,965,740 shares of our common stock, par value $0.01 per share, held in treasury (the “Shares”), and (ii) a ten-year warrant to purchase up to an aggregate of 387,201 shares of our common stock, with an exercise price of $0.01 per share (the “Warrants”). The Warrants are exercisable immediately. We used the proceeds from this Offering for general working capital as well as the acquisition of econozale nitrate cream 1% which was purchased on February 1, 2013.

In connection with the Offering, we also entered into a registration rights agreement (the “Registration Rights Agreement”), dated as of December 20, 2012, with the Investor, relating to the registration of the Shares, the Warrants and the shares of common stock issuable upon the exercise of the Warrants, issued in connection with the Offering (the “Registrable Shares”). The Registration Rights Agreement provides that we will file a “resale” registration statement (the “Initial Registration Statement”) covering all of the Registrable Shares within six months of the date of the Registration Rights Agreement and that such Initial Registration Statement shall be declared effective within nine months of the date of the Registration Rights Agreement, subject to certain limitations. Further, the Company has agreed to pay the Investor specified cash payments as partial liquidated damages in the event the Initial Registration Statement is not declared effective by the Securities and Exchange Commission with the specified timeframe. The Initial Registration Statement was filed with the SEC on May 9, 2013, within six months of the date of the Registration Rights Agreement and became effective on May 13, 2013, within nine months of the date of the Registration Rights Agreement.

Policies and Procedures Regarding Review, Approval, or Ratification of Related Person Transactions

The Audit Committee is responsible for reviewing and approving the terms and conditions of all related person transactions. In carrying out its responsibilities, the Audit Committee reviews and considers information regarding the related person transaction as it deems appropriate under the circumstances, which may include information such as the related person’s interest in the transaction, the approximate dollar value involved in the transaction, whether the transaction was undertaken in the ordinary course of business, whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party and the purpose of, and the potential benefits to us of, the transaction. The Audit Committee may approve or ratify the transaction only if it determines that, under all of the circumstances, the transaction is not inconsistent with our best interests.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of April 7, 2014, with respect to the beneficial ownership of our common stock: (i) each stockholder known by us to be the beneficial owner of more than 5% of our common stock; (ii) each director; (iii) each of our Named Executive Officers (which for purposes of this Proxy Statement means those executive officers listed in the Summary Compensation table in this Proxy Statement) and (iv) all current executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. Shares of our capital stock subject to options or warrants currently exercisable or exercisable within 60 days of April 7, 2014 are deemed to be outstanding for calculating the percentage of outstanding shares of the person holding those options or warrants, but are not deemed outstanding for calculating the percentage of any other person. Percentage of beneficial ownership of our common stock is based upon 48,049,021 shares of our common stock as of April 7, 2014. To our knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name. Except as otherwise indicated, the address of each of the persons in this table is c/o IGI Laboratories, Inc., 105 Lincoln Avenue, Buena, New Jersey 08310.

	Common Stock
Names of Beneficial Owners	Number	Percentage of Common Stock

5% or more Stockholders:
Signet Healthcare Partners(1)(4)	16,851,861	35.07%
Amzak Capital Management, LLC(2)	251,076	8.85%
Stephen J. Morris(3)	2,843,849	5.92%

Current Directors and Executive Officers:
Jason Grenfell-Gardner(4)	688,500	1.43%
Joyce Erony(1)(5)	16,969,710	35.32%
James Gale(1)(5)	16,971,485	35.32%
Narendra Borkar(7)	135,000	0.00%
Bhaskar Chaudhuri(8)	95,000	0.00%
Damian Finio		0.00%
Jenniffer Collins(9)	150,000	0.00%

All current executive officers and directors as a group (7 persons) (1)(5)(6)(7)(8)(9)	18,331,356	38.15%

_________________________________

*  Less than 1%

(1)

Information is partially based on a Schedule 13D filed on December 11, 2012. Includes securities held directly by Life Sciences Opportunities Fund (Institutional) II, L.P. (“LOF Institutional”) and Life Sciences Opportunities Fund II, L.P. (“LOF” and collectively with LOF Institutional, the “Funds”) and indirectly by Signet Healthcare Partners, LLC (“General Partner”), the general partner of each of the Funds, James C. Gale, a director of ours, and the chief investment officer, a manager and member of the General Partner, the controlling member of the General Partner, SMW Investments I, LLC (“SMW”), Joyce Erony, a director of ours and a managing director of the General Partner. The General Partner, Mr. Gale, SMW and Ms. Erony disclaim beneficial ownership of the reported securities except to the extent of their pecuniary interest therein, if any. The address of each filer is Carnegie Hall Tower, 152 West 57th Street, 19th Floor, New York, NY 10019, except SMW, which is 600 Travis, Suite 5900, Houston, Texas 77002.

(2)

Information is partially based on a Schedule 13G filed on January 15, 2013.

(3)

Information is partially based on a Form 4 filed on July 7, 2009. Includes 2,546,855 shares which Mr. Morris owns jointly with his wife and 200 shares owned directly by his wife. Excludes 160,765 shares, which are owned by Mr. Morris’ children as Mr. Morris disclaims beneficial ownership of such shares due to his children’s attainment of the age of majority.

(4)

Includes 350,000 shares of common stock for Mr. Grenfell-Gardner which may be acquired pursuant to stock options exercisable within 60 days after April 7, 2014.

(5)

Includes 22,849 shares of common stock held by Ms. Erony and 95,000 shares of common stock which may be acquired pursuant to stock options exercisable within 60 days after April 7, 2014.

(6)

Includes 14,624 shares of common stock held by Mr. Gale and 105,000 shares of common stock which may be acquired pursuant to stock options exercisable within 60 days after April 7, 2014.

(7)

Includes 135,000 shares of common stock for Mr. Borkar which may be acquired pursuant to stock options exercisable within 60 days after April 7, 2014.

(8)

Includes 95,000 shares of common stock for Mr. Chaudhuri which may be acquired pursuant to stock options exercisable within 60 days after April 7, 2014.

(9)

Includes 150,000 shares of common stock for Ms. Collins which may be acquired pursuant to stock options exercisable within 60 days after April 7, 2014.

STOCKHOLDER PROPOSALS FOR 2015 ANNUAL MEETING

To be considered for inclusion in the proxy statement relating to our 2015 Annual Meeting of Stockholders, we must receive stockholder proposals (other than for director nominations) no later than January 29, 2015. To be considered for presentation at the 2015 Annual Meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than March 15, 2015 and no later than April 14, 2015. Proposals that are not received in a timely manner will not be voted on at the 2015 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of our Corporate Secretary at our corporate offices, 105 Lincoln Avenue, PO Box 687, Buena, New Jersey 08310.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

We will provide without charge to each person being solicited by this Proxy Statement, upon the written request of any such person, a copy of our annual report on Form 10-K for the year ended December 31, 2013, including the financial statements and the financial statement schedules included therein. All such requests should be directed to IGI Laboratories, Inc., Investor Relations, 105 Lincoln Avenue, Buena, NJ 08310.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented for consideration at the Annual Meeting other than that described above. However, if any other business should come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to vote, or otherwise act, in accordance with their best judgment on such matters.

Buena, New Jersey

April 17, 2014

APPENDIX A

IGI LABORATORIES, INC. 2009 EQUITY INCENTIVE PLAN, AS AMENDED

IGI LABORATORIES, INC.

2009 EQUITY INCENTIVE PLAN

(as amended effective May 29, 2014)

SECTION 1.  Purpose; Definitions.  The purposes of this IGI Laboratories, Inc. 2009 Equity Incentive Plan (the “Plan”) are to: (a) enable IGI Laboratories, Inc. (the “Company”) and its affiliated companies to recruit and retain highly qualified personnel; (b) provide those personnel with an incentive for productivity; and (c) provide those personnel with an opportunity to share in the growth and value of the Company.

For purposes of the Plan, the following terms will have the meanings defined below, unless the context clearly requires a different meaning:

(a)

“Affiliate” means, with respect to a Person, a Person that directly or indirectly controls, is controlled by, or is under common control with such Person.

(b)

“Award” means an award of Options, SARs, Restricted Stock, Restricted Stock Units or Performance Awards made under this Plan.

(c)

“Award Agreement” means, with respect to any particular Award, the written document that sets forth the terms of that particular Award.

(d)

“Board” means the Board of Directors of the Company, as constituted from time to time; provided, however, that if the Board appoints one or more Committees to perform some or all of the Board’s administrative functions hereunder, references to the “Board” will be deemed to also refer to the Committee in connection with matters to be performed by that Committee.

(e)

“Cause” means (i) conviction of, or the entry of a plea of guilty or no contest to, a felony or any other crime that causes the Company or its Affiliates public disgrace or disrepute, or adversely affects the Company’s or its Affiliates’ operations or financial performance, (ii) gross negligence or willful misconduct with respect to the Company or any of its Affiliates, including, without limitation fraud, embezzlement, theft or proven dishonesty in the course of employment; (iii) alcohol abuse or use of controlled drugs other than in accordance with a physician’s prescription; or (iv) material breach of any agreement with or duty owed to the Company or any of its Affiliates. Notwithstanding the foregoing, if a Participant and the Company (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in that employment agreement, consulting agreement or other agreement.

(f)

“Change in Control” shall mean the occurrence of any of the following events:

(i)

any “person,” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (other (i) than an individual or entity holding securities of the Company as of the date hereof which represent 3% or more of the outstanding voting power of the all securities on matters to be generally voted upon by the Company’s stockholders, (ii) Jane Hager, Edward Hager, Steve Morris, Frank Gerardi or any of their respective Affiliates, any entity of which any of the foregoing are trustees, or trusts established for their benefit, (iii) the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, (iv) Signet Healthcare Partners, its Affiliates or any of its affiliated funds, or (v) any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company) is or becomes the owner, directly or indirectly, of outstanding securities of the Company representing 60% or more of the combined voting power of the Company’s then outstanding securities;

(ii)

the consummation of a merger or consolidation of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 40% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a re-capitalization of the Company (or similar transaction) or a reincorporation of the Company into another jurisdiction;

(iii)

a sale of all or substantially all of the assets of the Company; or

(iv)

a liquidation or dissolution of the Company.

(g)

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(h)

“Committee” means any committee appointed by the Board in accordance with Section 2 of the Plan.

(i)

“Director” means a member of the Board.

(j)

“Disability” means a condition rendering a Participant Disabled.

(k)

“Disabled” will have the same meaning as set forth in Section 22(e)(3) of the Code.

(l)

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m)

“Fair Market Value” means, as of any date: (i) if the Shares are not then publicly traded, the value of such Shares on that date, as determined by the Board in its sole and absolute discretion; or (ii) if the Shares are publicly traded, the closing price for a Share on the principal national securities exchange on which the Shares are listed or admitted to trading or, if the Shares are not listed or admitted to trading on any national securities exchange, but are traded in the over-the-counter market, the closing sale price of a Share or, if no sale is publicly reported, the average of the closing bid and asked quotations for a Share, as reported by The Nasdaq Stock Market, Inc. (“Nasdaq”) or any comparable system or, if the Common Stock is not listed on Nasdaq or a comparable system, the closing sale price of a Share or, if no sale is publicly reported, the average of the closing bid and asked prices, as furnished by two members of the National Association of Securities Dealers, Inc. who make a market in the Common Stock selected from time to time by the Company for that purpose.

(n)

“Incentive Stock Option” means any Option intended to be an “Incentive Stock Option” within the meaning of Section 422 of the Code.

(o)

“Non-Qualified Stock Option” means any Option that is not an Incentive Stock Option.

(p)

“Option” means any option to purchase Shares (including Restricted Stock, if the Board so determines) granted pursuant to Section 5 hereof.

(q)

“Parent” means, in respect of the Company, a “parent corporation” as defined in Sections 424(e) of the Code

(r)

“Participant” means an employee, consultant, Director, or other service provider of or to the Company or any of its respective Affiliates to whom an Award is granted.

(s)

“Performance Award” means Shares or other Awards that, pursuant to Section 10, are granted, vested and/or settled upon the achievement of specified performance conditions.

(t)

“Person” means an individual, partnership, corporation, limited liability company, trust, joint venture, unincorporated association, or other entity or association.

(u)

“Restricted Stock” means Shares that are subject to restrictions pursuant to Section 8 hereof.

(v)

“Restricted Stock Unit” means a right granted under and subject to restrictions pursuant to Section 8 hereof.

(w)

“SAR” means a stock appreciation right granted under the Plan and described in Section 6 hereof.

(x)

“Shares” means shares of the Company’s common stock, subject to substitution or adjustment as provided in Section 3(c) hereof.

(y)

“Subsidiary” means, in respect of the Company, a subsidiary company as defined in Sections 424(f) and (g) of the Code.

SECTION 2.  Administration.  The Plan will be administered by the Board; provided, however, that the Board may at any time appoint one or more Committees to perform some or all of the Board’s administrative functions hereunder; and provided further, that the authority of any Committee appointed pursuant to this Section 2 will be subject to such terms and conditions as the Board may prescribe and will be coextensive with, and not in lieu of, the authority of the Board hereunder.

Subject to the requirements of the Company’s by-laws and certificate of incorporation any other agreement that governs the appointment of Board committees, any Committee established under this Section 2 will be composed of not fewer than two members, each of whom will serve for such period of time as the Board determines. From time to time the Board may increase the size of any Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of any Committee and thereafter directly administer the Plan.

The Board will have full authority to grant Awards under this Plan and determine the terms of such Awards. Such authority will include the right to:

(a)

select the persons to whom Awards are granted (consistent with the eligibility conditions set forth in Section 4);

(b)

determine the type of Award to be granted;

(c)

determine the number of Shares, if any, to be covered by each Award;

(d)

establish the vesting or forfeiture terms of each Award;

(e)

establish the performance conditions relevant to any Performance Award and certify whether such performance conditions have been satisfied;

(f)

determine whether and under what circumstances an Option may be exercised without a payment of cash under Section 5(d); and

(g)

determine whether, to what extent and under what circumstances Shares and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Participant.

The Board will have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it, from time to time, deems advisable; to establish the terms and form of each Award Agreement; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement); and to otherwise supervise the administration of the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it deems necessary to carry out the intent of the Plan.

All decisions made by the Board pursuant to the provisions of the Plan will be final and binding on all persons, including the Company and Participants. No Director will be liable for any good faith determination, act or omission in connection with the Plan or any Award.

SECTION 3.  Shares Subject to the Plan.

(a)

Shares Subject to the Plan. The Shares to be subject to or related to Awards under the Plan will be authorized and unissued Shares of the Company, whether or not previously issued and subsequently acquired by the Company. The maximum number of Shares that may be issued in respect of Awards under the Plan is 5,000,000. The Company will reserve for the purposes of the Plan, out of its authorized and unissued Shares, such number of Shares. Notwithstanding the foregoing, no individual may be granted Awards with respect to more than 1,000,000 Shares in any calendar year.

(b)

Effect of the Expiration or Termination of Awards. If and to the extent that an Option or SAR expires, terminates or is canceled or forfeited for any reason without having been exercised in full, the Shares associated with that Option or SAR will again become available for grant under the Plan. Similarly, if and to the extent an Award of Restricted Stock, Restricted Stock Units or a Performance Award is canceled, forfeited or repurchased for any reason, the Shares subject to that Award will again become available for grant under the Plan. In addition, if any Share is withheld pursuant to Section 12(e) in settlement of a tax withholding obligation associated with an Award, that Share will again become available for grant under the Plan.

(c)

Other Adjustment. In the event of any recapitalization, stock split or combination, stock dividend, spin-off, merger, reorganization or other similar event or transaction affecting the Shares, substitutions or adjustments will be made by the Board to the aggregate number, class and/or issuer of the securities that may be issued under the Plan, to the number, class and/or issuer of securities subject to outstanding Awards, and to the exercise price of outstanding Options or SARs, in each case in a manner that reflects equitably the effects of such event or transaction.

(d)

Change in Control. Notwithstanding anything to the contrary set forth in the Plan, upon or in anticipation of any Change in Control, the Board may, in its sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control: (i) cause any or all outstanding Options or SARs to become vested and/or immediately exercisable, in whole or in part; (ii) cause any or all outstanding Restricted Stock or Restricted Stock Units to become non-forfeitable, in whole or in part; (iii) cancel any Option in exchange for a substitute option in a manner consistent with the requirements of Treas. Reg. §1.424-1(a) (notwithstanding the fact that the original Option may never have been intended to satisfy the requirements for treatment as an Incentive Stock Option); (iv) cancel any Restricted Stock, Restricted Stock Units or SAR in exchange for restricted stock, restricted stock units or stock appreciation rights in respect of the capital stock of any successor corporation or its parent; (v) cancel any Option or SAR in exchange for cash and/or other substitute consideration with a value equal to (A) the number of Shares subject to that Option or SAR, multiplied by (B) the amount, if any, by which the per Share value of the consideration to be paid in the Change in Control transaction to the Company’s shareholders (or, if no consideration is paid in any such transaction, the Fair Market Value per Share of the Shares subject to such Option or SAR as of the date of the Change in Control) exceeds the exercise price of that Option or SAR; provided, that if the per Share value of the consideration to be paid in the Change in Control transaction to the Company’s shareholders (or, if no consideration is paid in any such transaction, the Fair Market Value per Share of the Shares subject to such Option or SAR as of the date of the Change in Control) does not exceed the exercise price of any such Option or SAR, the Board may cancel that Option or SAR without any payment of consideration therefor; or (vi) cancel any Restricted Stock Unit in exchange for cash and/or other substitute consideration with a value equal to the per Share value of the consideration to be paid in the Change in Control transaction to the Company’s shareholders (or, if no consideration is paid in any such transaction, the Fair Market Value per Share of the Shares subject to such Restricted Stock Unit as of the date of the Change in Control). In the discretion of the Board, any cash or substitute consideration payable upon cancellation of an Award may be subjected to (i) vesting terms substantially identical to those that applied to the cancelled Award immediately prior to the Change in Control, or (ii) earn-out, escrow, holdback or similar arrangements, to the extent such arrangements are applicable to any consideration paid in connection with the Company.

SECTION 4.  Eligibility.  Employees, Directors, consultants, and other individuals who provide services to the Company or its Affiliates are eligible to be granted Awards under the Plan; provided, however, that only employees of the Company, its Parent or a Subsidiary are eligible to be granted Incentive Stock Options.

SECTION 5.  Options.  Options granted under the Plan may be of two types: (i) Incentive Stock Options or (ii) Non-Qualified Stock Options. Any Option granted under the Plan will be in such form as the Board may at the time of such grant approve. Without limiting the generality of Section 3(a), any or all of the Shares reserved for issuance under Section 3(a) may be issued in respect of Incentive Stock Options.

The Award Agreement evidencing any Option will incorporate the following terms and conditions and will contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board deems appropriate in its sole and absolute discretion:

(a)

Option Price.  The exercise price per Share purchasable under any Option will be determined by the Board and will not be less than 100% of the Fair Market Value per Share on the date of the grant. However, any Incentive Stock Option granted to any Participant who, at the time the Option is granted, owns more than 10% of the voting power of all classes of shares of the Company, its Parent or a Subsidiary will have an exercise price per Share of not less than 110% of Fair Market Value per Share on the date of the grant.

(b)

Option Term. The term of each Option will be fixed by the Board, but no Option will be exercisable more than 10 years after the date the Option is granted. However, any Incentive Stock Option granted to any Participant who, at the time such Option is granted, owns more than 10% of the voting power of all classes of shares of the Company, its Parent or a Subsidiary may not have a term of more than five years. No Option may be exercised by any person after expiration of the term of the Option.

(c)

Exercisability. Options will vest and be exercisable at such time or times and subject to such terms and conditions as determined by the Board.

(d)

Method of Exercise.  Subject to the terms of the applicable Award Agreement, the exercisability provisions of Section 5(c) and the termination provisions of Section 7, Options may be exercised in whole or in part from time to time during their term by the delivery of written notice to the Company specifying the number of Shares to be purchased. Such notice will be accompanied by payment in full of the purchase price, either by certified or bank check, or such other means as the Board may accept. As determined by the Board, in its sole discretion, payment of the exercise price of an Option may be made in the form of previously acquired Shares based on the Fair Market Value of the Shares on the date the Option is exercised; provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of previously acquired Shares may be authorized only at the time the Option is granted.

No Shares will be issued upon exercise of an Option until full payment therefor has been made. A Participant will not have the right to distributions or dividends or any other rights of a stockholder with respect to Shares subject to the Option until the Participant has given written notice of exercise, has paid in full for such Shares, if requested, has given the representation described in Section 11(a) hereof and fulfills such other conditions as may be set forth in the applicable Award Agreement.

(e)

Incentive Stock Option Limitations. In the case of an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other plan of the Company, its Parent or any Subsidiary will not exceed $100,000. For purposes of applying the foregoing limitation, Incentive Stock Options will be taken into account in the order granted. To the extent any Option does not meet such limitation, that Option will be treated for all purposes as a Non-Qualified Stock Option.

(f)

Termination of Service. Unless otherwise specified in the applicable Award Agreement, Options will be subject to the terms of Section 7 with respect to exercise upon or following termination of employment or other service.

(g)

Transferability of Options. Except as may otherwise be specifically determined by the Board with respect to a particular Option: (i) no Option will be transferable by the Participant other than by will or by the laws of descent and distribution, and (ii) during the Participant’s lifetime, an Option will be exercisable only by the Participant (or, in the event of the Participant’s Disability, by his personal representative).

SECTION 6.  Stock Appreciation Rights.

(a)

Nature of Award. Upon the exercise of a SAR, its holder will be entitled to receive an amount equal to the excess (if any) of: (i) the Fair Market Value of the Shares covered by such SAR as of the date such SAR is exercised, over (ii) the Fair Market Value of the Shares covered by such SAR as of the date such SAR was granted. Such amount may be paid in either cash and/or Shares, as determined by the Board in its sole and absolute discretion.

(b)

Terms and Conditions. The Award Agreement evidencing any SAR will incorporate the following terms and conditions and will contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board deems appropriate in its sole and absolute discretion:

(i)

Term of SAR. Unless otherwise specified in the Award Agreement, the term of a SAR will be ten years.

(ii)

Exercisability. SARs will vest and become exercisable at such time or times and subject to such terms and conditions as will be determined by the Board at the time of grant.

(iii)

Method of Exercise. Subject to the terms of the applicable Award Agreement, the exercisability provisions of Section 6(b)(ii) and the termination provisions of Section 7, SARs may be exercised in whole or in part from time to time during their term by delivery of written notice to the Company specifying the portion of the SAR to be exercised.

(iv)

Termination of Service. Unless otherwise specified in the Award Agreement, SARs will be subject to the terms of Section 7 with respect to exercise upon termination of employment or other service.

(v)

Non-Transferability. Except as may otherwise be specifically determined by the Board with respect to a particular SAR: (A) SARs may not be sold, pledged, assigned, hypothecated, gifted, transferred or disposed of in any manner either voluntarily or involuntarily by operation of law, other than by will or by the laws of descent or distribution, and (B) during the Participant’s lifetime, SARs will be exercisable only by the Participant (or, in the event of the Participant’s Disability, by his personal representative).

SECTION 7.  Termination of Service. Unless otherwise specified with respect to a particular Option or SAR in the applicable Award Agreement, Options or SARs granted hereunder will be exercisable after termination of service only to the extent specified in this Section 7.

(a)

Termination by Reason of Death. If a Participant’s service with the Company or any Affiliate terminates by reason of death, any Option or SAR held by such Participant may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Board may determine at or after grant, by the legal representative of the estate or by the legatee of the Participant under the will of the Participant, for a period expiring (i) at such time as may be specified by the Board at or after grant, or (ii) if not specified by the Board, then 12 months from the date of death, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or SAR.

(b)

Termination by Reason of Disability. If a Participant’s service with the Company or any Affiliate terminates by reason of Disability, any Option or SAR held by such Participant may thereafter be exercised by the Participant or his personal representative, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Board may determine at or after grant, for a period expiring (i) at such time as may be specified by the Board at or after grant, or (ii) if not specified by the Board, then 12 months from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or SAR.

(c)

Cause. If a Participant’s service with the Company or any Affiliate is terminated for Cause: (i) any Option or SAR not already exercised will be immediately and automatically forfeited as of the date of such termination, and (ii) any Shares for which the Company has not yet delivered share certificates will be immediately and automatically forfeited and the Company will refund to the Participant the Option exercise price paid for such Shares, if any.

(d)

Other Termination. If a Participant’s service with the Company or any Affiliate terminates for any reason other than death, Disability or Cause, any Option or SAR held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such termination, or on such accelerated basis as the Board may determine at or after grant, for a period expiring (i) at such time as may be specified by the Board at or after grant, or (ii) if not specified by the Board, then 90 days from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or SAR.

SECTION 8.  Restricted Stock.

(a)

Issuance. Restricted Stock may be issued either alone or in conjunction with other Awards. The Board will determine the time or times within which Restricted Stock may be subject to forfeiture, and all other conditions of such Awards. The purchase price for Restricted Stock may, but need not, be zero. The prospective recipient of an Award of Restricted Stock will not have any rights with respect to such Award, unless and until such recipient has delivered to the Company an executed Award Agreement and has otherwise complied with the applicable terms and conditions of such Award.

(b)

Certificates. A share certificate will be issued in connection with each Award of Restricted Stock. Such certificate will be registered in the name of the Participant receiving the Award, and will bear the following legend and/or any other legend required by this Plan, the Award Agreement or by applicable law:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE IGI LABORATORIES, INC. 2009 EQUITY INCENTIVE PLAN AND AN AWARD AGREEMENT ENTERED INTO BETWEEN [THE PARTICIPANT] AND IGI LABORATORIES, INC. COPIES OF THAT PLAN AND AGREEMENT ARE ON FILE IN THE PRINCIPAL OFFICES OF IGI LABORATORIES, INC. AND WILL BE MADE AVAILABLE TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON REQUEST TO THE SECRETARY OF IGI LABORATORIES, INC.

Share certificates evidencing Restricted Stock will be held in custody by the Company or in escrow by an escrow agent until the restrictions thereon have lapsed. As a condition to any Award of Restricted Stock, the Participant may be required to deliver to the Company a share power, endorsed in blank, relating to the Shares covered by such Award.

(c)

Restrictions and Conditions. The Award Agreement evidencing the grant of any Restricted Stock will incorporate the following terms and conditions and such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board deems appropriate in its sole and absolute discretion:

(i)

During a period commencing with the date of an Award of Restricted Stock and ending at such time or times as specified by the Board (the “Restriction Period”), the Participant will not be permitted to sell, transfer, pledge, assign or otherwise encumber Restricted Stock awarded under the Plan. The Board may condition the lapse of restrictions on Restricted Stock upon the continued employment or service of the recipient, the attainment of specified individual or corporate performance goals, or such other factors as the Board may determine, in its sole and absolute discretion.

(ii)

Except as provided in this paragraph (ii) or the applicable Award Agreement, once the Participant has been issued a certificate or certificates for Restricted Stock, the Participant will have, with respect to the Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the Shares, and the right to receive any cash distributions or dividends. The Board, in its sole discretion, may require cash distributions or dividends to be subjected to the same Restriction Period as is applicable to the Restricted Stock with respect to which such amounts are paid, or, if the Board so determines, reinvested in additional Restricted Stock to the extent Shares are available under Section 3(a) of the Plan. Any distributions or dividends paid in the form of securities with respect to Restricted Stock will be subject to the same terms and conditions as the Restricted Stock with respect to which they were paid, including, without limitation, the same Restriction Period.

(iii)

Subject to the provisions of the applicable Award Agreement, if a Participant’s service with the Company and it Affiliates terminates prior to the expiration of the applicable Restriction Period, the Participant’s Restricted Stock that then remains subject to forfeiture will then be forfeited automatically.

(iv)

If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period (or if and when the restrictions applicable to Restricted Stock are removed pursuant to Section 3(d) or otherwise), the certificates for such Shares will be replaced with new certificates, without the restrictive legends described in Section 8(b) applicable to such lapsed restrictions, and such new certificates will be delivered to the Participant, the Participant’s representative (if the Participant has suffered a Disability), or the Participant’s estate or heir (if the Participant has died).

SECTION 9.  Restricted stock units. Subject to the other terms of the Plan, the Board may grant Restricted Stock Units to eligible individuals and may impose conditions on such units as it may deem appropriate. Each Restricted Stock Unit shall be evidenced by an Award Agreement in the form that is approved by the Board and that is not inconsistent with the terms and conditions of the Plan. Each Restricted Stock Unit will represent a right to receive from the Company, upon fulfillment of any applicable conditions, an amount equal to the Fair Market Value (at the time of the distribution) of one Share. Distributions may be made in cash and/or Shares. All other terms governing Restricted Stock Units, such as vesting, time and form of payment and termination of units shall be set forth in the applicable Award Agreement.

SECTION 10.  Performance Awards.

(a)

Performance Awards Generally. The Board may grant Performance Awards in accordance with this Section 10. Performance Awards may be denominated as a number of Shares, or specified number of other Awards (or a combination thereof) which may be earned upon achievement or satisfaction of performance conditions specified by the Board. In addition, the Board may specify that any other Award shall constitute a Performance Award by conditioning the vesting or settlement of the Award upon the achievement or satisfaction of such performance conditions as may be specified by the Board. Subject to Section 10(b), the Board may use such business criteria or other measures of performance as it may deem appropriate in establishing the relevant performance conditions and may, in its discretion, adjust such criteria from time to time.

(b)

Qualified Performance-Based Compensation Under Section 162(m). Performance Awards intended to constitute “qualified performance-based compensation” under Section 162(m) of the Code will be granted by the Committee delegated such duty by the Board and will be subject to the terms of this Section 10(b).

(i)

Specified Business Criteria. The grant, vesting and/or settlement of a Performance Award subject to this Section 10(b) will be contingent upon achievement of one or more of the following business criteria (subject to adjustment in accordance with Section 10(b)(ii), below):

(A)

the attainment of certain target levels of, or a specified percentage increase in: revenues, income before taxes and extraordinary items, net income, operating income, earnings before income tax, earnings before interest, taxes, depreciation and amortization, earning per share, after-tax or pre-tax profits, operational cash flow, return on capital employed or returned on invested capital, after-tax or pre-tax return on stockholders’ equity, the price of the Company’s common stock or a combination of the foregoing;

(B)

the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, the Company’s bank debt or other public or private debt or financial obligations;

(C)

the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level in or increase in all or a portion of controllable expenses or costs or other expenses or costs; and/or

(D)

any other objective business criteria that would not cause an Award to fail to constitute “qualified performance-based compensation” under Section 162(m) of the Code.

(E)

Performance goals may be established on a Company-wide basis or with respect to one or more business units, divisions, Affiliates, or products; and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies. The performance goals for a particular performance period need not be the same for all Participants.

(ii)

Adjustments to Performance Goals. The Committee delegated such duty by the Board may provide, at the time performance goals are established in accordance with Section 10(b)(i), that adjustments will be made to those performance goals to take into account, in any objective manner specified by that Committee, the impact of one or more of the following: (A) gain or loss from all or certain claims and/or litigation and insurance recoveries, (B) the impairment of tangible or intangible assets, (C) stock-based compensation expense, (D) extraordinary, unusual or infrequently occurring events reported in the Company’s public filings, (E) restructuring activities reported in the Company’s public filings, (F) investments, dispositions or acquisitions, (G) loss from the disposal of certain assets, (H) gain or loss from the early extinguishment, redemption, or repurchase of debt, (I) changes in accounting principles, or (J) any other item, event or circumstance that would not cause an Award to fail to constitute “qualified performance-based compensation” under Section 162(m) of the Code. An adjustment described in this Section 10(b)(ii) may relate to the Company or to any subsidiary, division or other operational unit of the Company or its Affiliates, as determined by the Committee at the time the performance goals are established. Any adjustment shall be determined in accordance with generally accepted accounting principles and standards, unless such other objective method of measurement is designated by the Committee at the time performance objectives are established. In addition, adjustments will be made as necessary to any performance criteria related to the Company’s stock to reflect changes in corporate capitalization, including a recapitalization, stock split or combination, stock dividend, spin-off, merger, reorganization or other similar event or transaction affecting the Company’s stock.

(c)

Other Terms of Performance Awards. The Board may specify other terms pertinent to a Performance Award in the applicable Award Agreement, including terms relating to the treatment of that Award in the event of a Change in Control prior to the end of the applicable performance period.

SECTION 11.  Amendments and Termination. The Board may amend, alter or discontinue the Plan at any time. However, except as otherwise provided in Section 3, no amendment, alteration or discontinuation will be made which would impair the rights of a Participant with respect to an Award without that Participant’s consent or which, without the approval of such amendment within 365 days of its adoption by the Board by the Company’s stockholders in a manner consistent with Treas. Reg. § 1.422-3, would: (i) increase the total number of Shares reserved for issuance hereunder, or (ii) change the persons or class of persons eligible to receive Awards.

SECTION 12.  General Provisions.

(a)

The Board may require each Participant to represent to and agree with the Company in writing that the Participant is acquiring securities of the Company for investment purposes and without a view to distribution thereof and as to such other matters as the Board believes are appropriate.

(b)

All certificates for Shares or other securities delivered under the Plan will be subject to such share-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities Act of 1933, as amended, the Exchange Act, any stock exchange upon which the Shares are then listed, and any other applicable federal or state securities law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(c)

Nothing contained in the Plan will prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required.

(d)

Neither the adoption of the Plan nor the execution of any document in connection with the Plan will: (i) confer upon any employee or other service provider of the Company or an Affiliate any right to continued employment or engagement with the Company or such Affiliate, or (ii) interfere in any way with the right of the Company or such Affiliate to terminate the employment or engagement of any of its employees or other service providers at any time.

(e)

No later than the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to any Award under the Plan, the Participant will pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Board, the minimum required withholding obligations may be settled with Shares, including Shares that are part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan will be conditioned on such payment or arrangements and the Company will have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

SECTION 13.  Effective Date of Plan.  Subject to the approval of the Plan by the Company’s stockholders within 12 months of the Plan’s adoption by the Board, the Plan will become effective on the date that it is adopted by the Board.

SECTION 14.  Term of Plan.  The Plan will continue in effect until terminated in accordance with Section 11; provided, however, that no Incentive Stock Option will be granted hereunder on or after the 10th anniversary of the date of stockholder approval of the Plan (or, if the stockholders approve an amendment that increases the number of shares subject to the Plan, the 10th anniversary of the date of such approval); but provided further, that Incentive Stock Options granted prior to such 10th anniversary may extend beyond that date.

SECTION 15.  Invalid Provisions.  In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

SECTION 16.  Governing Law.  The Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws and judicial decisions of the State of Delaware, without regard to the application of the principles of conflicts of laws.

SECTION 17.  Board Action.  Notwithstanding anything to the contrary set forth in the Plan, any and all actions of the Board or Committee, as the case may be, taken under or in connection with the Plan and any agreements, instruments, documents, certificates or other writings entered into, executed, granted, issued and/or delivered pursuant to the terms hereof, will be subject to and limited by any and all votes, consents, approvals, waivers or other actions of all or certain stockholders of the Company or other persons required by:

(a)

the Company’s Certificate of Incorporation (as the same may be amended and/or restated from time to time);

(b)

the Company’s Bylaws (as the same may be amended and/or restated from time to time); and

(c)

any other agreement, instrument, document or writing now or hereafter existing, between or among the Company and its stockholders or other persons (as the same may be amended from time to time).

SECTION 18.  Notices.  Any notice to be given to the Company pursuant to the provisions of this Plan must be given in writing and addressed, if to the Company, to its principal executive office to the attention of its Chief Financial Officer (or such other person as the Company may designate in writing from time to time), and, if to a Participant, to the address contained in the Company’s personnel files, or at such other address as that Participant may hereafter designate in writing to the Company. Any such notice will be deemed duly given: if delivered personally or via recognized overnight delivery service, on the date and at the time so delivered; if sent via telecopier or email, on the date and at the time telecopied or emailed with confirmation of delivery; or, if mailed, five (5) days after the date of mailing by registered or certified mail.

IGI LABORATORIES, INC. ATTN: JUSTINE KOSTKA 105 LINCOLN AVE. P.O. BOX 687 BUENA, NJ 08310

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VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:				KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:	O	O	O

1. Election of Directors
Nominees

01 Narendra N. Borkar 02 Damian Finio 03 Jason Grenfell-Gardner 04 James Gale 05 Bhaskar Chaudhuri

The Board of Directors recommends you vote FOR proposals 2 and 3:				For	Against	Abstain

2.  To approve an amendment to the Company's 2009 Equity Incentive Plan, as amended, to increase the number of shares of common stock reserved thereunder for issuance from 4,000,000 to a total of 5,000,000 shares.

				O	O	O

3. To ratify the selection of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2014.				O	O	O

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Letter to Stockholders, Notice & Proxy  Statement, Annual Report on Form 10-k is/are available at www.proxyvote.com .

IGI LABORATORIES, INC.

Annual Meeting of Stockholders

May 29, 2014 10:00 AM

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Jason Grenfell-Gardner and Jenniffer Collins, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of IGI LABORATORIES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of stockholder(s) to be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 666 Third Avenue, New York, NY 10017 at 10:00 AM, EDT on May 29, 2014, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side